                                                   Filed pursuant to Rule 497(e)
                                                Securities Act File No. 33-84762

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND*

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES

                                   ----------

                       PROSPECTUS DATED NOVEMBER 1, 2005,
                             AS AMENDED JUNE 1, 2006

               This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

               Please note that these Funds:

                    - are not bank deposits are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

                    -    are not federally insured

                    - are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

                    -    are not guaranteed to achieve their goal(s)

               Investor Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase Investor Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

               These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

*    Formerly, the Wilmington Multi-Manager Real Estate Securities Fund

                                TABLE OF CONTENTS

                                     FUND DESCRIPTIONS
A look at the goals, strategies,        Summary............................    1
risks, and expenses of each Fund.       Performance Information............    4
                                        Fees and Expenses..................   15
                                        Expense Example....................   17

                                     ADDITIONAL INVESTMENT INFORMATION
                                        Investment Objectives..............   18
                                        Principal Investment Strategies....   18
                                        Additional Risk Information........   31

                                     MANAGEMENT OF THE FUNDS
Details about the service               Investment Adviser.................   35
providers.                              Fund Management....................   36
                                        Service Providers..................   45

                                     SHAREHOLDER INFORMATION
Policies and instructions for           Pricing of Shares..................   46
opening, maintaining and closing        Purchase of Shares.................   46
an account in any of the Funds.         Front-End Sales Charge.............   47
                                        Redemption of Shares...............   50
                                        Exchange of Shares.................   52
                                        Distributions......................   53
                                        Taxes..............................   54

                                     DISTRIBUTION ARRANGEMENTS
Details on the Funds' distribution   Rule 12b-1 Distribution Plan..........   55
arrangements and share classes.      Sub-Transfer Agency Fees..............   55
                                     Additional Payments...................   55
                                     Share Classes.........................   56
                                     GLOSSARY..............................   57
                                     FOR MORE INFORMATION..................   59

For information about key terms and concepts, please refer to the "GLOSSARY."

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives    -  The investment objective of each of WILMINGTON
                            MULTI-MANAGER LARGE-CAP Fund, WILMINGTON
                            MULTI-MANAGER MID-CAP FUND and WILMINGTON
                            MULTI-MANAGER SMALL-CAP FUND is to achieve long-term capital appreciation.

                         - The investment objective of WILMINGTON MULTI-MANAGER INTERNATIONAL FUND is to achieve superior long-term capital appreciation.

                         - The investment objective of WILMINGTON MULTI-MANAGER REAL ASSET FUND is to achieve long-term preservation of capital with current income.

Investment Focus         -  Equity or equity-related securities; Wilmington
                            Multi-Manager Real Asset Fund's focus includes equity, debt and commodity/natural resource-related securities.

Share Price Volatility   -  High

Principal Investment     -  WILMINGTON MULTI-MANAGER LARGE-CAP FUND (the
Strategies                  "Large-Cap Fund") invests at least 80% of its assets
                            in a diversified portfolio of U.S. equity (or equity-related) securities of large cap corporations.

                         - WILMINGTON MULTI-MANAGER MID-CAP FUND (the "Mid-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid cap corporations.

                         - WILMINGTON MULTI-MANAGER SMALL-CAP FUND (the "Small-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small cap corporations.

                         - WILMINGTON MULTI-MANAGER INTERNATIONAL FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

                         - WILMINGTON MULTI-MANAGER REAL ASSET FUND (the "Real Asset Fund"), under normal market conditions invests at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

                         - Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds ("ETFs"). Rodney Square Management Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:

                         FOR ALL FUNDS:      Wilmington Trust Investment
                                             Management, LLC.

                         LARGE-CAP FUND:     Armstrong Shaw Associates, Inc.,
                                             Montag & Caldwell, Inc., First
                                             Quadrant, L.P. and Parametric
                                             Portfolio Associates LLC ("PPA").

                         MID-CAP FUND:       Bennett Lawrence Management, LLC,
                                             Equity Investment Corporation and
                                             PPA.

                         SMALL-CAP FUND:     Batterymarch Financial Management,
                                             Inc., Systematic Financial
                                             Management L.P. and PPA.

                         INTERNATIONAL FUND: Goldman Sachs Asset Management,
                                             L.P., Julius Baer Investment
                                             Management, LLC, The Boston
                                             Company Asset Management, LLC and
                                             Acadian Asset Management, Inc.

                         REAL ASSET FUND:    AEW Management and Advisors, L.P.,
                                             Real Estate Management Services
                                             Group, LLC and Standish Mellon
                                             Asset Management Company LLC.

Principal Risks          The Funds are subject to the risks summarized below and
                         further described under the heading "Additional Risk
                         Information" in this prospectus.

                         - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                         - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                         - A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                         - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                         - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                         - Small and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                         - The International Fund is subject to foreign security risks because its investments in foreign (i.e., non-U.S.) markets are subject to foreign security risks as well as the risk of losses caused by changes in foreign currency exchange rates.

                         - Because the Real Asset Fund invests in companies related to the real estate and commodity industries, the value of the Real Asset Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of securities.

                         - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile         -  Investors who want the value of their investment to
                            grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

          The Investor Shares of the Large-Cap Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 1000(R) Index and the S&P 500(R) Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's Investor Shares. Had such fees been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
      2004         10.18%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 4.97%

    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       8.88%                 (2.08)%
(December 31, 2004)   (September 30, 2004)

                                                                                              Since
LARGE-CAP FUND-INSTITUTIONAL SHARES                                                         Inception
AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004                         1 Year   (July 1, 2003)
-------------------------------------------------------                         ------   --------------
Return Before Taxes                                                             10.18%       13.33%
Return After Taxes on Distributions(2)                                           9.91%       13.12%
Return After Taxes on Distributions and Sale of Fund Shares(2)                   6.61%       11.26%
Russell 1000(R) Index (reflects no deductions for fees, expenses or taxes)(3)   11.40%       18.40%
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)(4)        10.88%       17.69%

(1) The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The S&P 500(R) Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                      WILMINGTON MULTI-MANAGER MID-CAP FUND

          The Investor Shares of the Mid-Cap Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell Midcap(R) Index and the S&P(R) MidCap 400 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
      2004         17.30%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 5.55%

    BEST QUARTER          WORST QUARTER
-------------------   --------------------
      11.59%                 (2.29)%
(December 31, 2004)   (September 30, 2004)

                                                                                               Since
MID-CAP FUND-INSTITUTIONAL SHARES                                                             Inception
AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004                           1 Year   (July 1, 2003)
-------------------------------------------------------                           ------   --------------
Return Before Taxes                                                               17.30%       21.00%
Return After Taxes on Distributions(2)                                            17.20%       20.93%
Return After Taxes on Distributions and Sale of Fund Shares(2)                    11.24%       17.93%
Russell MidCap(R) Index (reflects no deductions for fees, expenses or taxes)(3)   20.20%       28.60%
S&P(R) MidCap 400 Index (reflects no deductions for fees, expenses or taxes)(4)   16.48%       25.46%

(1) The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell MidCap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The S&P(R) MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P(R) MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

               The Investor Shares of the Small-Cap Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000(R) Index and the S&P(R) SmallCap 600 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
      2004         18.22%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 4.19%

    BEST QUARTER          WORST QUARTER
    ------------          -------------
       13.95%                (2.89)%
(December 31, 2004)   (September 30, 2004)

                                                                Since
SMALL-CAP FUND-INSTITUTIONAL SHARES AVERAGE                   Inception
ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004   1 Year   (July 1, 2003)
-----------------------------------------------   ------   --------------
Return Before Taxes                                18.22%      26.09%
Return After Taxes on Distributions(2)             17.28%      25.42%
Return After Taxes on Distributions and
   Sale of Fund Shares(2)                          11.84%      21.96%
Russell 2000(R) Index (reflects no
   deductions for fees, expenses or taxes)(3)      18.30%      29.80%
S&P Small Cap 600 Index (reflects no
   deductions for fees, expenses or taxes)(4)      22.64%      31.47%

(1) The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401 (k) plans or individual retirement accounts.

(3) Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The S&P(R) SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P(R) SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

               The Investor Shares of the International Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE(R) Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less.

               This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.

               Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURNS FOR 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
1995                 7.30%
1996                 8.60%
1997                 3.43%
1998                13.48%
1999                41.72%
2000               -15.60%
2001               -26.91%
2002               -18.10%
2003                33.95%
2004                22.10%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 10.09%

   BEST QUARTER           WORST QUARTER
   ------------           -------------
      30.08%                (19.24)%
(DECEMBER 31, 1999)   (SEPTEMBER 30, 2002)

INTERNATIONAL FUND-INSTITUTIONAL
SHARES AVERAGE ANNUAL TOTAL                                          Since
RETURNS(1) AS OF DECEMBER 31, 2004           1 Year   5 Years   (July 29, 1998)   10 Years(2)
------------------------------------------   ------   -------   ---------------   -----------
Return Before Taxes                          22.10%   (3.74)%        2.55%           4.82%(3)
Return After Taxes on Distributions(4)       21.74%   (4.88)%        1.15%            N/A
Return After Taxes on Distributions and
   Sale of Fund Shares(4)                    14.36%   (3.67)%        1.49%            N/A
MSCI EAFE(R) Index (reflects no deductions
   for fees, expenses or taxes)(5)           20.25%   (1.13)%        3.38%           5.62%

(1) The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.

(2) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(3) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE(R) Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

          The Investor Shares of the Real Asset Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the National Association of Real Estate Investment Trusts(R) ("NAREIT(R)") Equity Index, which is a broad measure of market performance.

          On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities industry.

          The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                              (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
      2004         28.49%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 10.46%

    BEST QUARTER          WORST QUARTER
    ------------          -------------
       14.70%                (4.00)%
(December 31, 2004)   (September 30, 2004)

                                                                              Since
REAL ASSET FUND-INSTITUTIONAL SHARES                                        Inception
AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2004          1 Year   (July 1, 2003)
-------------------------------------------------------          ------   --------------
Return Before Taxes                                              28.49%       28.28%
Return After Taxes on Distributions(2)                           26.19%       26.49%
Return After Taxes on Distributions and Sale of Fund Shares(2)   19.16%       23.42%
NAREIT(R) Equity Index (reflects no deductions for fees,
   expenses or taxes)(3)                                         31.56%       35.90%

(1) The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The NAREIT(R) Equity Index is an unmanaged weighted index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Markets System. Equity REITs have at least 75% of their gross invested book assets invested in the equity ownership of real estate.

FEES AND EXPENSES

          The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of a Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              Investor Shares
-----------------------------------------              ---------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)                    3.50%
Maximum deferred sales charge                                None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                 None
Redemption fee(2)                                            1.00%
Exchange fee(2)                                              1.00%

(1) Lower front-end sales charges for Investor shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) Investor Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                            Large-Cap      Mid-Cap      Small-Cap     International   Real Asset
INVESTOR SHARES                Fund          Fund          Fund            Fund          Fund
---------------             ---------     ---------     ---------     -------------   ----------
Management fees              0.74%         0.77%         0.93%          0.92%(4)       0.48%(5)
Distribution (12b-1) fees    0.25%         0.25%         0.25%          0.25%          0.25%
Other expenses(1)            0.47%         0.65%         0.56%          0.41%          0.55%
TOTAL ANNUAL FUND
   OPERATING EXPENSES        1.46%         1.67%         1.74%          1.58%          1.28%
Waivers/Reimbursements      (0.11)%(2,3)  (0.17)%(2,3)  (0.14)%(2,3)                  (0.01)%(3,5)
NET EXPENSES                 1.35%(2,3)    1.50%(2,3)    1.60%(2,3)                    1.27%(3,5)

----------
(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure on July 1, 2005 from a "fund-of-funds" structure (Large-Cap, Mid-Cap and Small-Cap Funds) or from a master-feeder structure (International and Real Asset Funds) to a stand-alone investment structure that invests directly in portfolio securities.

(2) The investment adviser has agreed to waive a portion of its advisory fee or reimburse each of the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund for expenses to the extent total annual operating expenses excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 1.00%, 1.15% and 1.25%, respectively. This undertaking will remain in place until November 1, 2008, unless the Board of Trustees approves its earlier termination.

(3) The sub-administrator and accounting agent has a contractual obligation through November 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

(4) "Management fees" for the International Fund have been adjusted to reflect the expected increase due to the addition of two new sub-advisers, The Boston Company Asset Management, LLC and Acadian Asset Management, Inc., effective January 20, 2006.

(5) "Management fees" for the Real Asset Fund have been adjusted to reflect the addition of a new sub-adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon") and the reallocation of the Fund's assets among the Real Asset Fund's sub-advisers pursuant to its new investment objective and strategies, effective May 16, 2006. "Management fees" reflect the advisory fee payable to the Adviser and Sub-Advisers, AEW Management and Advisors, L.P. ("AEW"), Real Estate Management Services Group, LLC ("REMS") and Standish Mellon. AEW, REMS, and Standish Mellon, have each contractually agreed to waive a portion of their fee through July 1, 2006, July 1, 2006 and May 16, 2007, respectively, based upon the account values of similarly managed accounts that they each manage on behalf of the Adviser and its affiliates. For the year ended June 30, 2005, the waivers by AEW and REMS equaled 0.13% of the Real Asset Fund's average daily net assets. "Management fees" for the Real Asset Fund reflect the assumption that the Fund's assets are allocated in the following amounts: 30% to real estate-related securities, 50% to Treasury Indexed Protected Securities and 20% to commodity/natural resource-related securities. The projected aggregate management fee for the fiscal year ended June 30, 2006 is 0.66%, based upon the Fund's allocations as a "real estate fund" for the first eleven months of the fiscal year and its reallocation to a "real asset fund" for the last month of the fiscal year.

EXPENSE EXAMPLE

          This Example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

               -    you reinvested all dividends and other distributions;

               -    the average annual return was 5%;

               - a Fund's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2008, if applicable) were charged and remained the same over the time periods; and

               - you redeemed all of your investment at the end of each time period.

          Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES      1 Year   3 Years   5 Years   10 Years
---------------      ------   -------   -------   --------
Large-Cap Fund        $483      $763     $1,088    $2,006
Mid-Cap Fund          $497      $807     $1,177    $2,213
Small-Cap Fund        $507      $837     $1,221    $2,294
International Fund    $505      $831     $1,180    $2,163
Real Asset Fund       $475      $741     $1,027    $1,840

          The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future, of the Investor Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

          The investment objective of each of the LARGE-CAP FUND, the MID-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.

          The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. These investment objectives may not be changed without shareholder approval.

          There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

          The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

               - Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000(R) Index ("large-cap companies"), at the time of purchase;

               - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large-cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

               - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.

          The MID-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

               - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the Russell Midcap(R) Index ("mid-cap companies"), at the time of purchase;

               - ETFs which track a securities market index of mid-cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

               - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid-cap companies.

               The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

                    - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000(R) Index ("small-cap companies"), at the time of purchase;

                    - ETFs which track a securities market index of small-cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

                    - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.

               Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

               The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:

                    -    Common stocks of foreign issuers;

                    - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

                    - Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

                    - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

               Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

               The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS;" (ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.

               In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

INFLATION-PROTECTED DEBT      REAL ESTATE-      COMMODITY / NATURAL RESOURCE-
       SECURITIES          RELATED SECURITIES        RELATED SECURITIES
------------------------   ------------------   -----------------------------
        25%-75%                  20%-60%                   0%-35%

               INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will primarily invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. To a limited extent, the Fund may invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

               REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

               The Fund will invest in real estate companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

               The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

               COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

               The Fund may also invest in "commodity-linked derivative instruments." As a fundamental policy, no more than 15% of the Fund's total assets may be committed or exposed to derivative instruments. Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

               The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

               The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

               OTHER INVESTMENT POLICIES. The Fund may invest up to 25% of its assets in foreign securities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. As a fundamental policy, no more than 15% of the Fund's total assets may be committed or exposed to derivative instruments. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

               ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

               RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

               The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

               Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

               In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND

          Armstrong Shaw Associates, Inc. ("ASA")

               ASA employs a large-capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

               Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large-capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

               In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

          Montag & Caldwell, Inc. ("M&C")

               The Investment Policy Group ("IPG") consists of portfolio managers and analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9,000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a present value model that incorporates their analysts" assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

               If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

          First Quadrant, L.P. ("First Quadrant")

               First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500(R) Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P 500(R) Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500(R) Index by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P 500(R) Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

               First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including:
(i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

          Parametric Portfolio Associates LLC ("PPA")

               PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued.

PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

               PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund, weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra(R) Growth Index and a value portion based on a Barra(R) Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra(R) index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra(R) indices.

               The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra(R) index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.

STRATEGIES OF SUB-ADVISERS TO THE MID-CAP FUND

          Bennett Lawrence Management, LLC ("BLM")

               BLM employs a mid-cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

               In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

     Equity Investment Corporation ("EIC")

          EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

          Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

          Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

          Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

          After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

               -    The security reaches EIC's measure of full value.

               -    The position increases to more than 6% of the portfolio.

               - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

               - A major change occurs rendering historical data invalid for determining the true value of business ownership.

               - The firm's quality or financial strength falls below acceptable levels.

     Parametric Portfolio Associates LLC ("PPA")

          For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

     Batterymarch Financial Management, Inc. ("BFM")

          Rigorous stock selection and effective risk control are the foundation of BFM's small-cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors -- cash flow, earnings growth, expectations, value, technical and corporate signals -- using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

          Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs -- opportunity costs, market impact and commissions. Fund managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

     Systematic Financial Management L.P. ("SFM")

          SFM's small-cap value approach utilizes proprietary value-oriented methodologies to identify small-capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small-cap value approach seeks to identify undervalued small-capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

          In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

          SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. SFM also looks for

"catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

     Parametric Portfolio Associates LLC ("PPA")

          For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

     Goldman Sachs Asset Management, L.P. ("GSAM")

          GSAM's Structured International strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 150-250 securities on behalf of the Fund.

     Julius Baer Investment Management, LLC ("JBIM")

          JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

          JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

     The Boston Company Asset Management, LLC ("BCAM")

          BCAM's investment strategy will use bottom-up analysis to attempt to identify non-U.S. small cap companies with improving business momentum that have not yet been recognized by the market. BCAM will closely manage portfolio risk in an attempt to maximize the performance contribution of stock selection and avoid areas of uncompensated volatility, such as country or sector allocations.

          BCAM employs a proprietary screening method to uncover companies to analyze. After making such determination, BCAM uses public financial documents, industry analysis, competitive evaluation, third party research reports, public documents and knowledge and experience of its investment staff in processing and analyzing information. BCAM's process attempts to identify stocks that are undervalued relative to prospective earnings and which may exceed market expectations.

     Acadian Asset Management, Inc. ("Acadian")

          Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and sector/country valuations models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

          Acadian uses stock factors to attempt to predict how well each stock in its 20,000 stock universe will perform relative to its sector/country zone. Acadian also applies separate models to forecast sector/country level returns, in order to attempt to predict how well each stock's sector/country zone will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

STRATEGIES OF SUB-ADVISERS TO THE REAL ASSET FUND

     AEW Management and Advisors, L.P. ("AEW")

          AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

          When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

     - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

     - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

     - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

     - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

          In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

     Real Estate Management Services Group, LLC ("REMS")

          REMS manages a portion of the Fund's assets allocated to real estate-related securities. REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS's clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS's managers rely heavily on fundamental research combined with extensive direct real estate experience.

          REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

          The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

          REMS's management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

     Standish Mellon Asset Management Company LLC ("Standish Mellon")

          Standish Mellon manages the portion of the Fund's assets allocated to TIPS. Standish Mellon's investment strategy is to identify cyclical economic trends and position the portfolio to take advantage of the real interest rate environment. Since these trends change slowly, the investment process will generate only a limited amount of portfolio turnover. Total return, scenario and breakeven analysis are utilized in creating a portfolio consistent with Standish Mellon's macro-economic outlook and to identify relative value opportunities along the yield curve. The sub-adviser attempts to determine the optimal yield curve position for the Fund's TIPS investments and to identify relative value opportunities along the real yield curve. Research for the Fund is conducted through the use of proprietary models, relative value tools and fundamental and quantitative research. Standish Mellon's experienced research team attempts to find investment opportunities through the use of this quantitative analysis, in-depth fundamental research and technology.

ADDITIONAL RISK INFORMATION

          The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds' SAI.

               - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

               - COMMODITY RISK. The Real Asset Fund's investments in commodity / natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

               - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a Fund.

               - DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

               - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

               - FOREIGN COMPANY RISK: Investments in foreign companies are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

               - "IPO" RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

               - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

               - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

               - MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.

               - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

               - RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the

                    Real Asset Fund invests.

                    In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

               - SMALL-CAP/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

                    With respect to the Real Asset Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

               - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

          The Board of Trustees of WT Mutual Fund (the "Trust") the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

          Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of

Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2005, RSMC had $4.6 billion in assets under management.

          For the fiscal year ended June 30, 2005, the Funds paid, in the aggregate, the following advisory and sub-advisory fees as a percentage of average daily net assets:

Large-Cap Fund .............   0.71%
Mid-Cap Fund ...............   0.74%
Small-Cap Fund .............   0.89%
International Fund .........   0.65%
Real Asset Fund ............   0.68%

          RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. Prior to July 27, 2005, the International Fund paid a monthly advisory fee at the annual rate of 0.15% of the Fund's average daily net assets. Shareholders of the International Fund approved an increase in the Fund's advisory fee at a special meeting of shareholders held on July 27, 2005.

          WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

          Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

FUND MANAGEMENT

FUND MANAGERS-INVESTMENT ADVISER AND SUB-ADVISERS

          The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

     FOR ALL FUNDS

          RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

          WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

          ROBERT E. REISER, CFA is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

          R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

          GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997-2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

          AMANDA COGAR has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.

          Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership in the Funds can be found in the Funds' SAI.

PORTFOLIO MANAGERS-SUB-ADVISERS

          Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND, MID-CAP FUND AND SMALL-CAP FUND

          PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2005, PPA had assets under management of approximately $15 billion.

          THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE-CAP FUND

          ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2005, ASA had assets under management of approximately $7.5 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

          MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peach tree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2005, M&C had assets under management of approximately $23.4 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

          RONALD E. CANAKARIS, CIC, CFA leads the M&C investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

          HELEN M. DONAHUE, CFA is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.

          GROVER C. MAXWELL III, CFA is Senior Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr.

Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.

          FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2005, First Quadrant had assets and overlays under management of approximately $24.3 billion.

          CHRISTOPHER G. LUCK and R. MAX DARNELL are the Lead Portfolio Managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a Portfolio Manager for, First Quadrant and has been with the firm since 1991.

MID-CAP FUND

          BENNETT LAWRENCE MANAGEMENT, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2005, BLM had assets under management of approximately $1.9 billion.

          VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

          W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.

          EQUITY INVESTMENT CORPORATION. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2005, EIC had assets under management of approximately $446.2 million.

          JAMES F. BARKSDALE is President of EIC and is the Portfolio Manager for EIC's mid-cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL-CAP FUND

          BATTERYMARCH FINANCIAL MANAGEMENT, INC. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of September 30, 2005, BFM had assets under management of approximately $14.7 billion.

          ANTHONY C. SANTOSUS, CFA is a Portfolio Manager of BFM. Mr. Santosus joined BMF's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an Investment Technologist and Quantitative Analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.

          LISA A. BOZOYAN, CFA is a Portfolio Manager of BFM. Ms. Bozoyan joined BFM in 2000 as a U.S. Investment Specialist and was promoted to Portfolio Manager in 2003. Ms. Bozoyan was previously a Quantitative Analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. Ms. Bozoyan has eight years of investment experience. She holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.

          YU-NIEN (CHARLES) KO, CFA is a Portfolio Manager of BFM. Mr. Ko joined BFM in 2000 as a Quantitative Analyst and was promoted to Portfolio Manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. Mr. Ko has seven years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.

          EDWARD R. MILLER, CFA is a Portfolio Manager of BFM. Mr. Miller joined BFM in 2004. He was formerly a Quantitative Analyst from 2003 to 2004 at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a Portfolio Manager at Guardian Investors Services from 1989 to 2001 and was an Analyst at I/B/E/S prior thereto. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the

Financial Executives Networking Group. Mr. Miller has 18 years of investment experience. He holds a B.A. from Dickinson College and an M.B.A. from New York University.

          MICHAEL D. SOARES is a Portfolio Manager of BFM. Mr. Soares joined BFM in 1996 as an Assistant Portfolio Manager and became a Quantitative Analyst in 1998. He was promoted to Portfolio Manager in 2003. Prior to BFM, Mr. Soares had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a Trading Assistant at Invesco Management & Research, Inc. Mr. Soares has 11 years of investment experience. He holds a B.A. from the University of Maine and an M.B.A. from Bentley College.

          SYSTEMATIC FINANCIAL MANAGEMENT, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2005, SFM had assets under management of approximately $6.7 billion.

          KEN BURGESS, CFA is a Partner of SFM and serves as Lead Portfolio Manager. He began his investment career with SFM in 1993.

INTERNATIONAL FUND

          GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibility. As of June 30, 2005, GSAM along with other units of IMD had assets under management of approximately $482.1 billion. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.

          ROBERT JONES, CFA is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a Portfolio Manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

          LEN IOFFE, CFA is a Managing Director and Senior Portfolio Manager on the Global Quantitative Equity Team, where he is responsible for portfolio management of global and non-U.S. portfolios. He is also a member of the GQE Investment Policy Committee. Prior to this role Len performed portfolio construction and risk analysis of both domestic and international portfolios and implemented different trading strategies. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.

          JULIUS BAER INVESTMENT MANAGEMENT, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2005, JBIM had assets under management of approximately $32.5 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIM's portfolio management team that are responsible for the management of the International Fund.

          RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.

          RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its U.S. balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

          THE BOSTON COMPANY ASSET MANAGEMENT, LLC. BCAM is a registered investment adviser, with its principal executive office located at One Boston Place, Boston, MA 02109. Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. As of September 30, 2005, BCAM had assets under management of approximately $59 billion. BCAM was founded on January 1, 1970.

          DANIEL B. LEVAN, CFA is the Lead Portfolio Manager for BCAM's International Small Cap Equity Strategy. He is also a member of the portfolio management team for BCAM's Global Equity and International Core Equity disciplines. In addition, Mr. LeVan is responsible for conducting research covering the health care and technology sectors. Prior to joining the firm, Mr. LeVan was a Captain serving in the United States Air Force. He received his M.S.F. from Boston College and his M.B.A. from Bentley College. Mr. LeVan holds a B.S. from Clarkson University. Mr. LeVan is a Chartered Financial Analyst charter holder.

          JOHN W. EVERS, CFA is an Assistant Portfolio Manager for BCAM's Global Equity, International Core and International Small Cap Equity Strategies. He is also responsible for performing research covering the energy and telecommunications sectors. Prior to joining BCAM, Mr. Evers was a Fixed Income Quantitative Analyst at Wellington Management. Previously, he was a Senior Analyst at Aetna Life & Casualty. Mr. Evers holds his M.S.F. from Boston College and his B.S. from the University of Maine. Mr. Evers is a Chartered Financial Analyst charter holder.

          ACADIAN ASSET MANAGEMENT, INC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. As of September 30, 2005, Acadian had assets under management of approximately $25 billion. Acadian was founded in 1986.

          MR. MATTHEW J. COHEN, CFA is a Senior Vice President, Portfolio Manager, and the Investment Database Manager. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Mr. Cohen worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation.
Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

          MR. TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc. Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University. He served with distinction as a tank driver in the U.S. Marine Corps.

REAL ASSET FUND

          AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had $29.5 billion in assets under management as of June 30, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) IXIS Asset Management North America, L.P., which, is part of IXIS Asset Management Group. Together, with subsidiaries and affiliates in the U.S., Europe and Asia, IXIS Asset Management Group managed more than $495 billion in assets for institutions and individuals as of June 30, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

          MATTHEW A. TROXELL serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

          REAL ESTATE MANAGEMENT SERVICES GROUP, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser, REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2005, the REMS Group had approximately $613 million in assets under management.

          EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

          JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an Analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a Loan Officer and Asset Manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

          STANDISH MELLON ASSET MANAGEMENT COMPANY LLC. Standish Mellon is a registered investment adviser, with its principal executive office located at Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, Massachusetts 02108. Mellon Financial Corporation, located at One Boston Place, Boston, MA 02109, wholly owns Standish Mellon. As of February 28, 2006, Standish Mellon had assets under management of approximately $143.8 billion. Standish Mellon was formed on July 31, 2001.

          With respect to the portion of the Fund's assets allocated to Standish Mellon, Robert M. Bayston, CFA is expected to serve as the Lead Portfolio Manager. In addition Aimee M. Figueiredo and Nate D. Pearson are expected to serve as Research Analysts.

          ROBERT M. BAYSTON, CFA, is a Portfolio Manager for Standish Mellon's TIPS strategy and a Derivatives Trader. His trading responsibilities include the analysis and execution of derivative strategies across fixed income sectors including Treasuries, agencies, interest rate swaps, mortgages and corporate bonds. Using derivatives as hedging tools, Mr. Bayston is responsible for evaluating multi-sector option strategies and their application to portfolios. He joined the company in 1991 and has an M.S. from Boston College and a B.S. from the University of Virginia.

          AIMEE M. FIGUEIREDO is a Liquid Product Trader. She joined the company in 2002. She has a B.A. from Elmira College. She is currently a candidate in the CFA program.

          NATE D. PEARSON is a Trader, responsible for liquid products. He joined the company in 2005 from Darling Consulting Group, where he was responsible for interest rate risk analysis and balance sheet management for client banks. Nate has an M.S.F. from Boston College and a B.S. from the University of New Hampshire. He is a candidate in the CFA program.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                       Shareholder
Management                                  Services

INVESTMENT ADVISER AND ADMINISTRATOR                   TRANSFER AGENT

   Rodney Square Management Corp.                         PFPC Inc.

      1100 North Market Street                         760 Moore Road

        Wilmington, DE 19890                      King of Prussia, PA 19406

                                            Handles certain shareholder
                                            services, including recordkeeping
Manages the Funds' investment activities    and statements, payment of
and oversees Fund administration and        distributions and processing of buy
other service providers.                    and sell requests.

                                 WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund

                      Wilmington Multi-Manager Mid-Cap Fund

                     Wilmington Multi-Manager Small-Cap Fund

                   Wilmington Multi-Manager International Fund

                    Wilmington Multi-Manager Real Asset Fund

Fund                                        Fund Asset
Operations                                  Safe Keeping

           SUB-ADMINISTRATOR AND                         CUSTODIAN
             ACCOUNTING AGENT

                 PFPC Inc.                        Wilmington Trust Company

           301 Bellevue Parkway                   1100 North Market Street

           Wilmington, DE 19809                     Wilmington, DE 19890

Provides facilities, equipment and          Holds the Funds' assets, settles all
personnel to carry out administrative       portfolio trades and collects most
services related to the Funds and           of the valuation data required for
calculates the Funds' NAV and               calculating each Fund's NAV per
distributions.                              share.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC

                                 760 Moore Road

                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

          The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict; or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

          PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

          Investor shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Investor Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

          If you purchase Investor Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see below). To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all such circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

               - Information or records regarding shares of a Fund held in all accounts (e.g., retirement accounts) at your financial intermediary(ies); and

               - Information or records regarding shares of a Fund held at any financial intermediary by persons related to you, such as members of your family or household.

          Your offering price for each Investor Share will be NAV plus the front-end sales charge. When you purchase Investor Shares in a Fund, such Fund will deduct the appropriate front-end sales charge and invest the remainder in Investor Shares of the Fund.

          Investor Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to Investor Shares. Investor Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                          As a Percentage of   As a Percentage of
YOUR INVESTMENT             Offering Price       Your Investment
---------------           ------------------   ------------------
$1,000 up to $100,000            3.50%                3.63%
$100,000 up to $250,000          2.00%                2.04%
$250,000 up to $500,000          1.50%                1.52%
Over $500,000                    None                 None

SALES CHARGE REDUCTIONS AND WAIVERS

          REDUCING SALES CHARGES ON YOUR INVESTOR SHARES. There are several ways you can combine multiple purchases of Investor Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

               - Accumulation privilege - permits you to add the value of any Investor Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

               - Letter of intent - permits you to purchase Investor Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

          To use these privileges, discuss your eligibility with your financial consultant.

          NET ASSET VALUE PURCHASES. Investor Shares may be purchased at net asset value, with only a $1,000 minimum initial investment, to:

               - Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty (60) days of the redemption and the exchange is effected through the same financial consultant;

               - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

               - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

               - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

               - Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

               - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

          You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

          The Funds' SAI discusses the front-end sales charge on the Funds' Investor Class shares and is accessible, free of charge, on the Funds' internet web-site at www.wilmingtontrust.com/funds. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.

          BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                    Overnight mail:
------------                     --------------
Wilmington Multi-Manager Funds   Wilmington Multi-Manager Funds
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street
Providence, RI 02940             Pawtucket, RI 02860-1427

          BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

          Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

          Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

          It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

          For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds' SAI.

REDEMPTION OF SHARES

          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

          REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

          FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap funds, may result in dilution in the value of the Fund's shares held by long-term investors. Short-term trading in such small-cap funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

          There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of each of their shares.

          BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular mail:                    Overnight mail:
------------                     --------------
Wilmington Multi-Manager Funds   Wilmington Multi-Manager Funds
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street
Providence, RI 02940             Pawtucket, RI 02860-1427

               BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

               Additional Information Regarding Redemptions: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may also be mailed to your bank.

               In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

               If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

               SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

               For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

               You may exchange all or a portion of your Investor Shares in a Fund for Investor Shares of the following funds ("Wilmington Funds"):

               Wilmington Aggressive Asset Allocation Fund
               Wilmington Moderate Asset Allocation Fund
               Wilmington Conservative Asset Allocation Fund Wilmington ETF Allocation Fund
               Wilmington Short/Intermediate-Term Bond Fund
               Wilmington Short-Term Bond Fund
               Wilmington Broad Market Bond Fund
               Wilmington Municipal Bond Fund

               Wilmington Large-Cap Core Fund
               Wilmington Small-Cap Core Fund
               Wilmington Large-Cap Value Fund
               Wilmington Large-Cap Growth Fund
               Wilmington Small-Cap Growth Fund
               Wilmington Small-Cap Value Fund
               Wilmington Mid-Cap Core Fund
               Wilmington Multi-Manager Large-Cap Fund
               Wilmington Multi-Manager Mid-Cap Fund
               Wilmington Multi-Manager Small-Cap Fund
               Wilmington Multi-Manager International Fund
               Wilmington Multi-Manager Real Asset Fund

               Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

               Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for Investor Shares.

               FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

               To obtain prospectuses for Investor Shares of the other Wilmington Funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

               Distributions from the net investment income, if any, of a Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

               Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

               As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

               Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

               It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

               STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

               This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

               Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts, provides assistance and expertise in developing marketing plans and materials and enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 DISTRIBUTION PLAN

               The Investor Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's Investor Shares.

SUB-TRANSFER AGENCY FEES

               The Board of Trustees has authorized each Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses; (c) establishing and maintaining shareholders accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds' distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares;
(j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares; (m) completing all customer identification procedures in relation to the shareholders under the Funds' anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds' shares. RSMC may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Funds ("Intermediaries").

ADDITIONAL PAYMENTS

               RSMC and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares and shareholder services. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares or the maintenance of share balances. In addition, RSMC and its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by RSMC and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES

               The Large-Cap, Mid-Cap, and Small-Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Asset Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FRONT-END SALES CHARGE:

The sales charge that you pay on making an investment in a Fund. The front-end sales charge is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers a fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REIT:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

RULE 12B-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

               FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

               ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

               STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

               Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

               WT Mutual Fund
               c/o PFPC Inc.
               101 Sabin Street
               Pawtucket, RI 02860-1427
               (800) 336-9970
               9:00 a.m. to 5:00 p.m. Eastern time

               The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' internet web-site at http://www.wilmingtontrust.com/funds. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

               FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

   The investment company registration number for WT Mutual Fund is 811-08648.

                                                   Filed pursuant to Rule 497(e)
                                                Securities Act File No. 33-84762

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND*

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

                       PROSPECTUS DATED NOVEMBER 1, 2005,
                             AS AMENDED JUNE 1, 2006

          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

          Please note that these Funds:

     -    are not bank deposits

     - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

     -    are not federally insured

     - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC "), the Federal Reserve Board or any other governmental agency

     -    are not guaranteed to achieve their goal(s)

          Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

*    Formerly, the Wilmington Multi-Manager Real Estate Securities Fund

TABLE OF CONTENTS

                                     FUND DESCRIPTIONS
A look at the goals, strategies,        Summary............................    1
risks, expenses and financial           Performance Information............    4
history of each Fund.                   Fees and Expenses..................   14
                                        Expense Example....................   15

                                     ADDITIONAL INVESTMENT INFORMATION
                                        Investment Objectives..............   16
                                        Principal Investment Strategies....   16
                                        Additional Risk Information........   29
                                        Financial Highlights...............   33

Details about the service            MANAGEMENT OF THE FUNDS
providers.                              Investment Adviser.................   38
                                        Fund Management....................   39
                                        Service Providers..................   48

Policies and instructions for        SHAREHOLDER INFORMATION
opening, maintaining and closing        Pricing of Shares..................   49
an account in any of the Funds.         Purchase of Shares.................   49
                                        Redemption of Shares...............   51
                                        Exchange of Shares.................   53
                                        Distributions.....................    55
                                        Taxes..............................   55

Details on the Funds' distribution   DISTRIBUTION ARRANGEMENTS
arrangements and share classes.         Share Classes......................   56

                                     GLOSSARY..............................   57

                                     FOR MORE INFORMATION..................   58

For information about key terms and concepts, please refer to the "GLOSSARY."

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                FUND DESCRIPTIONS

SUMMARY
-------
Investment Objectives    -    The investment objective of each of WILMINGTON
                              MULTI-MANAGER LARGE-CAP FUND, WILMINGTON
                              MULTI-MANAGER MID-CAP FUND and WILMINGTON
                              MULTI-MANAGER SMALL-CAP FUND is to achieve
                              long-term capital appreciation.

                         -    The investment objective of WILMINGTON
                              MULTI-MANAGER INTERNATIONAL FUND is to achieve superior long-term capital appreciation.

                         -    The investment objective of WILMINGTON
                              MULTI-MANAGER REAL ASSET FUND is to achieve long-term preservation of capital with current income.

Investment Focus         -    Equity or equity-related securities; Wilmington
                              Multi-Manager Real Asset Fund's focus includes
                              equity, debt and commodity/natural
                              resource-related securities.

Share Price Volatility   -    High

Principal Investment     -    WILMINGTON MULTI-MANAGER LARGE-CAP FUND (the
Strategies                    "Large-Cap Fund") invests at least 80% of its
                              assets in a diversified portfolio of U.S. equity
                              (or equity-related) securities of large cap
                              corporations.

                         -    WILMINGTON MULTI-MANAGER MID-CAP FUND (the
                              "Mid-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid cap corporations.

                         -    WILMINGTON MULTI-MANAGER SMALL-CAP FUND (the
                              "Small-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity
                              (or equity-related) securities of small cap corporations.

                         -    WILMINGTON MULTI-MANAGER INTERNATIONAL FUND (the
                              "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

                         -    WILMINGTON MULTI-MANAGER REAL ASSET FUND (the
                              "Real Asset Fund"), under normal market conditions invests at least 80% of its net assets in "Real
                              Return" assets consisting of (i)
                              inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

                         - Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds ("ETFs"). Rodney

\

                              Square Management Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:

                         For all Funds:        Wilmington Trust Investment
                                               Management, LLC.

                         Large-Cap Fund:       Armstrong Shaw Associates, Inc.,
                                               Montag & Caldwell, Inc., First
                                               Quadrant, L.P. and Parametric
                                               Portfolio Associates LLC
                                               ("PPA").

                         Mid-Cap Fund:         Bennett Lawrence Management, LLC,
                                               Equity Investment
                                               Corporation and PPA.

                         Small-Cap Fund:       Batterymarch Financial
                                               Management, Inc., Systematic
                                               Financial Management L.P. and
                                               PPA.

                         International Fund:   Goldman Sachs Asset Management,
                                               L.P., Julius Baer Investment
                                               Management, LLC, The Boston
                                               Company Asset Management, LLC
                                               and Acadian Asset Management,
                                               Inc.

                         Real Asset Fund:      AEW Management and Advisors,
                                               L.P., Real Estate Management
                                               Services Group, LLC and Standish
                                               Mellon Asset Management Company
                                               LLC.

Principal Risks          The Funds are subject to the risks summarized below and
                         further described under the heading "Additional Risk
                         Information" in this prospectus.

                         - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                         - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                         - A Fund's share price will fluctuate in response to changes in the market value of its investments.
                              Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                         - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                         - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                         - Small and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                         - The International Fund is subject to foreign security risks because its investments in foreign
                              (i.e., non-U.S.) markets are subject to foreign security risks as well as the risk of losses caused by changes in foreign currency exchange rates.

                         - Because the Real Asset Fund invests in companies related to the real estate and commodity industries, the value of the Real Asset Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of securities.

                         - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile         -    Investors who want the value of their investment
                              to grow and who are willing to accept more
                              volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

               The bar chart and the performance table below illustrate the risks and volatility of an investment in the Large-Cap Fund's Institutional Shares for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell(R) 1000 Index and the S&P(R) 500 Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
2004               10.18%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 4.97%

    BEST QUARTER          WORST QUARTER
    ------------          -------------
       8.88%                 (2.08)%
(December 31, 2004)   (September 30, 2004)

Large-Cap Fund--Institutional Shares                                        Since Inception
Average Annual Total Returns as of December 31, 2004               1 Year    (July 1, 2003)
----------------------------------------------------               ------   ---------------
Return Before Taxes                                                10.18%        13.33%
Return After Taxes on Distributions(1)                              9.91%        13.12%
Return After Taxes on Distributions and Sale of Shares(1)           6.61%        11.26%
Russell 1000 Index (reflects no deductions for fees, expenses or
   taxes) (2)                                                      11.40%        18.40%
S&P 500(R) Index (reflects no deductions for fees, expenses or
   taxes) (3)                                                      10.88%        17.69%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3) The S&P(R) 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                     WILMINGTON MULTI-MANAGER MID-CAP FUND

               The bar chart and the performance table below illustrate the risks and volatility of an investment in the Mid-Cap Fund's Institutional Shares for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell MidCap Index and the S&P(R) MidCap 400 Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
2004               17.30%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 5.55%

   BEST QUARTER           WORST QUARTER
   ------------           -------------
      11.59%                 (2.29)%
(December 31, 2004)   (September 30, 2004)

Mid-Cap Fund--Institutional Shares                                          Since Inception
Average Annual Total Returns as of December 31, 2004               1 Year    (July 1, 2003)
----------------------------------------------------               ------   ---------------
Return Before Taxes                                                17.30%       21.00%
Return After Taxes on Distributions(1)                             17.20%       20.93%
Return After Taxes on Distributions and Sale of Shares(1)          11.24%       17.93%
Russell MidCap Index (reflects no deductions for fees, expenses
or taxes) (2)                                                      20.20%       28.60%
S&P(R) MidCap 400 Index (reflects no deductions for fees,
    expenses or taxes) (3)                                         16.48%       25.46%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3.000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3) The S&P(R) MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P(R) MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.

                    WILMINGTON MULTI-MANAGER SMALL-CAP FUND

               The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small-Cap Fund's Institutional Shares for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000 Index and the S&P(R) SmallCap 600 Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
2004               18.22%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 4.19%

   BEST QUARTER           WORST QUARTER
   ------------           -------------
      13.95%                 (2.89)%
(December 31, 2004)   (September 30, 2004)

Small-Cap Fund--Institutional
Shares Average Annual Total                               Since Inception
Returns as of December 31, 2004                  1 Year    (July 1, 2003)
-------------------------------                  ------   ---------------
Return Before Taxes                              18.22%        26.09%
Return After Taxes on Distributions(1)           17.28%        25.42%
Return After Taxes on Distributions and
   Sale of Shares(1)                             11.84%        21.96%
Russell 2000 Index (reflects no deductions
   for fees, expenses or taxes) (2)              18.30%        29.80%
S&P(R) SmallCap 600 Index (reflects no
   deductions for fees, expenses or taxes) (3)   22.64%        31.47%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3) The S&P(R) SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P(R) SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                  WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

               The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund's Institutional Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE Index, which is a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURNS FOR 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE YEARS
-----------------
1995                  7.30%
1996                  8.60%
1997                  3.43%
1998                 13.48%
1999                 41.72%
2000                -15.60%
2001                -26.91%
2002                -18.10%
2003                 33.95%
2004                 22.10%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 10.09%

   BEST QUARTER           WORST QUARTER
   ------------           -------------
      30.08%                (19.24)%
(December 31, 1999)   (September 30, 2002)

                                                                                 Since
INTERNATIONAL FUND--INSTITUTIONAL SHARES                                       June 29,
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004        1 Year   5 Years     1998     10 Years(1)
----------------------------------------------------        ------   -------   --------   -----------
Return Before Taxes                                         22.10%   (3.74)%     2.55%      4.82%(2)
Return After Taxes on Distributions(3)                      21.74%   (4.88)%     1.15%       N/A
Return After Taxes on Distributions and Sale of Shares(3)   14.36%   (3.67)%     1.49%       N/A
MSCI EAFE Index (reflects no deductions for fees,
   expenses or taxes)(4)                                    20.25%   (1.13)%     3.38%      5.62%

(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Real Asset Fund's Institutional Shares for the one year period ended December 31, 2004 and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, which is a broad measure of market performance.

          On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities industry.

          Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                   ANNUAL TOTAL RETURN FOR CALENDAR YEAR 2004

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR
----------------
2004               28.49%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: 10.46%

   BEST QUARTER        WORST QUARTER
   ------------        -------------
      14.70%              (4.00)%
(December 31, 2004)   (June 30, 2004)

REAL ASSET FUND--INSTITUTIONAL SHARES                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004        1 Year   (July 1, 2003)
----------------------------------------------------        ------   --------------
Return Before Taxes                                         28.49%        28.28%
Return After Taxes on Distributions(1)                      26.19%        26.49%
Return After Taxes on Distributions and Sale of Shares(1)   19.16%        23.42%
NAREIT Equity Index (reflects no deductions for fees,
   expenses or taxes)(2)                                    31.56%        35.90%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The NAREIT Equity Index is an unmanaged weighted index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs have at least 75% of their gross invested book assets invested in the equity ownership of real estate.

FEES AND EXPENSES

          The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Institutional Shares
----------------------------------------------------------   --------------------
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                     None
Maximum deferred sales charge                                        None
Maximum sales charge imposed on reinvested dividends (and
   other distributions)                                              None
Redemption fee (a)                                                   1.00%
Exchange fee (a)                                                     1.00%

----------
(a) Institutional Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

INSTITUTIONAL SHARES        Large-Cap Fund   Mid-Cap Fund   Small-Cap Fund   International Fund   Real Asset Fund
--------------------        --------------   ------------   --------------   ------------------   ---------------
Management fees               0.74%           0.77%           0.93%               0.92%(4)            0.48%(5)
Distribution (12b-1) fees     None            None            None                None                None
Other expenses(1)             0.37%           0.55%           0.46%               0.31%               0.45%
TOTAL ANNUAL FUND
   OPERATING EXPENSES         1.11%           1.32%           1.39%               1.23%               0.93%
Waivers/Reimbursements       (0.11)%(2,3)    (0.17)%(2,3)    (0.14)%(2,3)                            (0.01)%(3,5)
NET EXPENSES                  1.00%(2,3)      1.15%(2,3)      1.25%(2,3)                              0.92%(3,5)

----------
(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure on July 1, 2005 from a "fund-of-funds" structure (Large-Cap, Mid-Cap and Small-Cap Funds) or from a master-feeder structure (International and Real Asset Funds) to a stand-alone investment structure that invests directly in portfolio securities.

(2) For Institutional Shares, RSMC has contractually agreed to reimburse each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund for other expenses to the extent such other expenses exceed 1.00%, 1.15% and 1.25%, respectively. This undertaking will remain in place until November 1, 2008, unless the Board of Trustees approves its earlier termination.

(3) The sub-administrator and accounting agent has a contractual obligation through November 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

(4) "Management fees" for the International Fund have been adjusted to reflect the expected increase due to the addition of two new sub-advisers, The Boston Company Asset Management, LLC and Acadian Asset Management, Inc., effective January 20, 2006.

(5) "Management fees" for the Real Asset Fund have been adjusted to reflect the addition of a new sub-adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon") and the reallocation of the Fund's assets among the Real Asset Fund's sub-advisers pursuant to its new investment objective and strategies, effective May 16, 2006. "Management fees" reflect the advisory fee payable to the Adviser and Sub-Advisers, AEW Management and Advisors, L.P. ("AEW"), Real Estate Management Services Group, LLC ("REMS") and Standish Mellon. AEW, REMS, and Standish Mellon, have each contractually agreed to waive a portion of their fee through July 1, 2006, July 1, 2006 and May 16, 2007, respectively, based upon the account values of similarly managed accounts that they each manage on behalf of the Adviser and its affiliates. For the year ended June 30, 2005, the waivers by AEW and REMS equaled 0.13% of the Real Asset Fund's average daily net assets. "Management fees" for the Real Asset Fund reflect the assumption that the Fund's assets are allocated in the following amounts: 30% to real estate-related securities, 50% to Treasury Indexed Protected Securities and 20% to commodity/natural resource-related securities. The projected aggregate management fee for the fiscal year ended June 30, 2006 is 0.66%, based upon the Fund's allocations as a "real estate fund" for the first eleven months of the fiscal year and its reallocation to a "real asset fund" for the last month of the fiscal year.

EXPENSE EXAMPLE

               This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds, The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - a Fund's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2008, if applicable) were charged and remained the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

               Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES   1 Year   3 Years   5 Years   10 Years
--------------------   ------   -------   -------   --------
Large-Cap Fund          $102      $318      $578     $1,320
Mid-Cap Fund            $117      $365      $672     $1,543
Small-Cap Fund          $127      $397      $718     $1,630
International Fund      $125      $390      $676     $1,489
Real Asset Fund         $ 94      $295      $514     $1,142

               The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Institutional Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

               The investment objective of each of the LARGE-CAP FUND, the MID-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.

               The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. These investment objectives may not be changed without shareholder approval.

               There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

               The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

     - Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000(R) Index ("large cap companies"), at the time of purchase;

     - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large cap companies, e.g. iShares(R), SPDRs(R), VIPERS(R); and

     - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.

               The MID-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

     - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the Russell MidCap(R) Index ("mid cap companies"), at the time of purchase;

     - ETFs which track a securities market index of mid cap companies, e.g. iShares(R), SPDRs(R), VIPERS(R); and

     - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.

               The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

     - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000(R) Index ("small cap companies"), at the time of purchase;

     - ETFs which track a securities market index of small cap companies, e.g. iShares(R), SPDRs(R), VIPERS(R); and

     - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

               Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

               The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity related securities:

     -    Common stocks of foreign issuers;

     - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

     - Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

     - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

               Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

               The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS;" (ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.

               In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

INFLATION-PROTECTED DEBT      REAL ESTATE-      COMMODITY / NATURAL RESOURCE-
       SECURITIES          RELATED SECURITIES         RELATED SECURITIES
------------------------   ------------------   -----------------------------
        25%-75%                  20%-60%                   0%-35%

               INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will primarily invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. To a limited extent, the Fund may invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

               REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

               The Fund will invest in real estate companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

               The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

               COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

               The Fund may also invest in "commodity-linked derivative instruments." As a fundamental policy, no more than 15% of the Fund's total assets may be committed or exposed to derivative instruments. Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

               The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

               The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

               OTHER INVESTMENT POLICIES. The Fund may invest up to 25% of its assets in foreign securities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. As a fundamental policy, no more than 15% of the Fund's total assets may be committed or exposed to derivative instruments. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

               ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

               RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

               The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

               Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

               In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND

               Armstrong Shaw Associates, Inc. ("ASA")

               ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

               Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

               In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

               Montag & Caldwell, Inc. ("M&C")

               The Investment Policy Group ("IPG") consists of portfolio managers and analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9,000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a present value model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

               If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

               First Quadrant, L.P. ("First Quadrant")

               First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P(R) 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P(R) 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P(R) 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P(R) 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

               First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including:
(i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

               Parametric Portfolio Associates LLC ("PPA")

               PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued.

PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

               PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund, weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

               The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.

STRATEGIES OF SUB-ADVISERS TO THE MID-CAP FUND

               Bennett Lawrence Management, LLC ("BLM")

               BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

               In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

               Equity Investment Corporation ("EIC")

               EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

               Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

               Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

               Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

               After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and l0-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

     -    The security reaches EIC's measure of full value.

     -    The position increases to more than 6% of the portfolio.

     - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

     - A major change occurs rendering historical data invalid for determining the true value of business ownership.

     - The firm's quality or financial strength falls below acceptable levels.

               Parametric Portfolio Associates LLC ("PPA")

               For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund--Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

               Batterymarch Financial Management, Inc. ("BFM")

               Rigorous stock selection and effective risk control are the foundation of BFM's small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors--cash flow, earnings growth, expectations, value, technical and corporate signals--using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

               Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs--opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

               Systematic Financial Management L.P. ("SFM")

               SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

               In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

               SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. SFM also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

               Parametric Portfolio Associates LLC ("PPA")

               For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund--Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

               Goldman Sachs Asset Management, L.P. ("GSAM")

               GSAM's Structured International strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 150-250 securities on behalf of the Fund.

               Julius Baer Investment Management, LLC ("JBIM")

               JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well -- diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

               JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

               The Boston Company Asset Management, LLC ("BCAM")

               BCAM's investment strategy will use bottom-up analysis to attempt to identify non-U.S. small cap companies with improving business momentum that have not yet been recognized by the market. BCAM will closely manage portfolio risk in an attempt to maximize the performance contribution of stock selection and avoid areas of uncompensated volatility, such as country or sector allocations.

               BCAM employs a proprietary screening method to uncover companies to analyze. After making such determination, BCAM uses public financial documents, industry analysis, competitive evaluation, third party research reports, public documents and knowledge and experience of its investment staff in processing and analyzing information. BCAM's process attempts to identify stocks that are undervalued relative to prospective earnings and which may exceed market expectations.

               Acadian Asset Management, Inc. ("Acadian")

               Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and sector/country valuations models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

               Acadian uses stock factors to attempt to predict how well each stock in its 20,000 stock universe will perform relative to its sector/country zone. Acadian also applies separate models to forecast sector/country level returns, in order to attempt to predict how well each stock's sector/country zone will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

STRATEGIES OF SUB-ADVISERS TO THE REAL ASSET FUND

               AEW Management and Advisors, L.P. ("AEW")

               AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

               When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

     - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

     - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

     - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

     - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

               In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

               Real Estate Management Services Group, LLC ("REMS")

               REMS manages a portion of the Fund's assets allocated to real estate-related securities. REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS's clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS's managers rely heavily on fundamental research combined with extensive direct real estate experience.

               REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

               The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

               REMS's management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

               Standish Mellon Asset Management Company LLC ("Standish Mellon")

               Standish Mellon manages the portion of the Fund's assets allocated to TIPS. Standish Mellon's investment strategy is to identify cyclical economic trends and position the portfolio to take advantage of the real interest rate environment. Since these trends change slowly, the investment process will generate only a limited amount of portfolio turnover. Total return, scenario and breakeven analysis are utilized in creating a portfolio consistent with Standish Mellon's macro-economic outlook and to identify relative value opportunities along the yield curve. The sub-adviser attempts to determine the optimal yield curve position for the Fund's TIPS investments and to identify relative value opportunities along the real yield curve. Research for the Fund is conducted through the use of proprietary models, relative value tools and fundamental and quantitative research. Standish Mellon's experienced research team attempts to find investment opportunities through the use of this quantitative analysis, in-depth fundamental research and technology.

ADDITIONAL RISK INFORMATION

               The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds' SAI.

     - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

     - COMMODITY RISK. The Real Asset Fund's investments in commodity / natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates can affect the net asset value of a Fund.

     - DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

     - DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

     - FOREIGN COMPANY RISK: Investments in foreign companies are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

     - IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

          In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

     - SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

          With respect to the Real Asset Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

               The financial highlight tables are intended to help you understand a Fund's financial performance for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose reports, along with each Fund's financial statements, are included in the Institutional Shares' Annual Reports, which are available free of charge upon request.

WILMINGTON MULTI-MANAGER LARGE-CAP FUND(1) - INSTITUTIONAL SHARES

                                                                          For the
                                                                        Fiscal Year
                                                                          July 1,
                                                          For the         2003(2)
                                                       Period Ended    through June
                                                       June 30, 2005     30, 2004
                                                       -------------   ------------
NET ASSET VALUE - BEGINNING OF PERIOD                   $ 11.27        $ 10.00
                                                        =======        =======
INVESTMENT OPERATIONS:
   Net investment income(3)                                0.10           0.05
   Net realized and unrealized gain on investments         0.77           1.27
                                                        -------        -------
   Total from investment operations                        0.87           1.32
                                                        -------        -------
DISTRIBUTIONS:
   From net investment income                             (0.09)         (0.05)
                                                        -------        -------
NET ASSET VALUE - END OF PERIOD                         $ 12.05        $ 11.27
                                                        =======        =======
TOTAL RETURN                                               7.75%         13.l8%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
Expenses:
   Including expense limitations                           1.00%          l.00%*
   Excluding expense limitations                           1.29%          l.53%*
Net investment income                                      0.85%          0.56%*
Portfolio turnover rate                                      42%(5)         26%**(6)
Net assets at end of period (000 omitted)               $77,798        $69,480

*    Annualized.

**   Not annualized.

(1)  Formerly, the Wilmington Large Cap Strategic Allocation Fund.

(2)  Commencement of operations.

(3) The net investment income was calculated using the average shares outstanding method.

(4) For the periods presented, the Fund operated in a "fund-of-funds" structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I-Large Cap Multi-Manager Series and Large Cap Quantitative Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

(5) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was 67% and 79%, respectively, for the fiscal year ended June 30, 2005.

(6) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was 42% and 15%, respectively, for the period July 1, 2003 through June 30, 2004.

WILMINGTON MULTI-MANAGER MID-CAP FUND(1)-INSTITUTIONAL SHARES

                                                       For the Fiscal Year    For the Period July 1,
                                                       Ended June 30, 2005   2003(2) through June 30,
                                                                                        2004
                                                       -------------------   ------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                      $ 12.21                  $ 10.00
                                                           =======                  =======
INVESTMENT OPERATIONS:
   Net investment income (loss)(3)                             ___(4)                 (0.01)
   Net realized and unrealized gain on investments            1.13                     2.22
   Total from investment operations                           1.13                     2.21
DISTRIBUTIONS:
   From net investment income                                (0.01)                     ___
   From net realized gain                                    (0.03)                     ___
   Total distributions                                       (0.04)                     ___
NET ASSET VALUE-END OF PERIOD                              $ 13.30                  $ 12.21
                                                           =======                  =======
TOTAL RETURN                                                  9.33%                   22.l0%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(5)
   Expenses:
   Including expense limitations                              1.15%                    1.15%*
   Excluding expense limitations                              1.53%                    l.89%*
   Net investment income                                      0.01%                   (0.05)%*
Portfolio turnover rate                                         32%(6)                   17%**(7)
Net assets at end of period (000 omitted)                  $38,188                  $41,637

*    Annualized.

**   Not annualized.

(1)  Formerly, the Wilmington Mid Cap Strategic Allocation Fund.

(2)  Commencement of operations.

(3) The net investment income (loss) per share was calculated using the average shares outstanding method.

(4)  Less than $0.01 per share.

(5) For the periods presented, the Fund operated in a "fund-of-funds" structure. The expense and net investment income ratios include expenses allocated from the underlying funds. WT Investment Trust I--Mid Cap Multi-Manager Series and Mid Cap Quantitative Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

(6) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was 66% and 121%, respectively, for the fiscal year ended June 30, 2005.

(7) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was 48% and 17%, respectively, for the period July 1, 2003 through June 30, 2004.

WILMINGTON MULTI-MANAGER SMALL-CAP FUND(1) - INSTITUTIONAL SHARES

                                                       For the Fiscal      For the Period
                                                         Year Ended        July 1, 2003(2)
                                                        June 30, 2005   through June 30, 2004
                                                       --------------   ---------------------
NET ASSET VALUE - BEGINNING OF PERIOD ..............     $ 12.80            $ 10.00
                                                         =======            =======
INVESTMENT OPERATIONS:
   Net investment loss(3) ..........................       (0.02)             (0.03)
   Net realized and unrealized gain on investments..        1.46               2.83
   Total from investment operations ................        1.44               2.80
DISTRIBUTIONS:
   From net realized gain ..........................       (0.32)
NET ASSET VALUE-END OF PERIOD ......................     $ 13.92            $ 12.80
                                                         =======            =======
TOTAL RETURN .......................................       11.29%             28.00%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
   Including expense limitations ...................        1.25%              l.25%*
   Excluding expense limitations ...................        1.58%              l.92%*
   Net investment income ...........................       (0.l6)%            (0.26)%*
Portfolio turnover rate ............................          44%(5)             20%**(6)
Net assets at end of period (000 omitted) ..........     $53,271            $55,776

*    Annualized.

**   Not annualized.

(1)  Formerly, Wilmington Small Cap Strategic Allocation Fund.

(2)  Commencement of operations.

(3) The net investment loss per share was calculated using the average shares outstanding method.

(4) For the periods presented, the Fund operated in a "fund-of-funds" structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I--Small Cap Multi-Manager Series and Small Cap Quantitative Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

(5) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was 93% and 122%, respectively, for the fiscal year ended June 30, 2005.

(6) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was l09% and 20%, respectively, for the period July 1, 2003 through June 30, 2004.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND(1)--INSTITUTIONAL SHARES

                                                                 For the Fiscal Years Ended June 30,
                                                      -------------------------------------------------
                                                        2005       2004       2003      2002      2001
                                                      --------   --------   -------   -------   -------
NET ASSET VALUE-BEGINNING OF PERIOD                   $   7.39   $   5.75   $  6.29   $  7.43   $ 12.48
                                                      --------   --------   -------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income(2)                               0.14       0.08      0.07      0.01      0.05
   Net realized and unrealized gain (loss)
      on investments and foreign currency                 1.07       1.59     (0.61)    (1.07)    (3.19)
                                                      --------   --------   -------   -------   -------
   Total from investment operations                       1.21       1.67     (0.54)    (1.06)    (3.14)
                                                      --------   --------   -------   -------   -------
DISTRIBUTIONS:
From net investment income                               (0.07)     (0.03)       --     (0.02)    (0.06)
From net realized gain                                      --         --        --     (0.06)    (1.85)
                                                      --------   --------   -------   -------   -------
   Total distributions                                   (0.07)     (0.03)       --     (0.08)    (1.91)
NET ASSET VALUE--END OF PERIOD                        $   8.53   $   7.39   $  5.75   $  6.29   $  7.43
                                                      ========   ========   =======   =======   =======
TOTAL RETURN                                             16.41%     29.12%    (8.59)%  (l4.30)%  (27.55)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATE(3)
Expenses:
   Including expense limitations                          1.00%      1.08%     1.36%     1.37%     1.07%
   Excluding expense limitations                          1.00%      1.08%     1.38%     1.39%     1.29%
Net investment income                                     1.76%      1.16%     1.28%     0.21%     0.55%
Portfolio turnover rate                                     71%       129%      148%       91%       86%
Net assets at end of period (000 omitted)             $426,581   $251,851   $95,420   $61,660   $76,511

(1)  Formerly, the Wilmington International Strategic Allocation Fund.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For the periods presented, the Fund operated in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I--International Multi-Manager Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

WILMINGTON MULTI-MANAGER REAL ASSET FUND(1)--INSTITUTIONAL SHARES

                                                                              For the Period July 1,
                                                       For the Fiscal Year   2003(2) through June 30,
                                                       Ended June 30, 2005            2004
                                                       -------------------   ------------------------
NET ASSET VALUE-BEGINNING OF PERIOD                          $ 11.77                 $ 10.00
                                                             =======                 =======
INVESTMENT OPERATIONS:
   Net investment income(3)                                     0.31                    0.38
   Net realized and unrealized gain on investments              3.12                    1.55
                                                             -------                 -------
   Total from investment operations                             3.43                    1.93
                                                             -------                 -------
DISTRIBUTIONS:
   From net investment income                                  (0.35)                  (0.15)
   From net realized gains                                     (0.67)                  (0.01)
   Total distributions                                         (1.02)                  (0.16)
NET ASSET VALUE-END OF PERIOD                                $ 14.18                 $ 11.77
                                                             =======                 =======
TOTAL RETURN                                                   30.00%                  19.40%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
   Including expense limitations                                1.17%                   l.56%*
   Excluding expense limitations                                1.29%                   l.78%*
Net investment income                                           2.36%                   3.36%*
Portfolio turnover rate                                           75%                     29%**
Net assets at end of period (000 omitted)                    $58,963                 $40,621

*    Annualized.

**   Not annualized.

(1)  Formerly, Wilmington Multi-Manager Real Estate Securities Fund.

(2)  Commencement of operations.

(3) The net investment income was calculated using the average shares outstanding method.

(4) For the periods presented, the Fund operated in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Real Estate Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUND

               The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

               Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-adviser's investment activities. For each Fund under RSMC's supervision, WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2005, RSMC had approximately $4.6 billion in assets under management.

               For the fiscal year ended June 30, 2005, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of average daily net assets:

Large-Cap Fund.............   0.71%
Mid-Cap Fund...............   0.74%
Small-Cap Fund.............   0.89%
International Fund.........   0.65%
Real Asset Fund............   0.68%

               RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. Prior to July 27, 2005, the International Fund paid a monthly advisory fee at the annual rate of 0.15% of the Fund's average daily net assets. Shareholders of the International Fund approved an increase in the Fund's advisory fee at a special meeting of shareholders held on July 27, 2005.

               WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

               Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

FUND MANAGEMENT

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISER

               The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

FOR ALL FUNDS

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

               ROBERT E. REISER, CFA is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

               R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

               GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997-2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

               AMANDA COGAR has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.

               Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership in the Funds can be found in the Funds' SAI.

PORTFOLIO MANAGERS--SUB-ADVISERS

               Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND, MID-CAP FUND AND SMALL-CAP FUND

               PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2005, PPA had assets under management of approximately $15 billion.

               THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE-CAP FUND

               ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2005, ASA had assets under management of approximately $7.5 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.

               MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2005, M&C had assets under management of approximately $23.4 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

               RONALD E. CANAKARIS, CIC, CFA, leads the M&C investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

               HELEN M. DONAHUE, CFA, is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.

               GROVER C. MAXWELL III, CFA, is Senior Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.

               FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2005, First Quadrant had assets and overlays under management of approximately $24.3 billion.

               CHRISTOPHER G. LUCK and R. MAX DARNELL are the Lead Portfolio Managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a Portfolio Manager for, First Quadrant and has been with the firm since 1991.

MID-CAP FUND

               BENNETT LAWRENCE MANAGEMENT, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2005, BLM had assets under management of approximately $1.9 billion.

               VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

               W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.

               EQUITY INVESTMENT CORPORATION. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm manages equity portfolios for institutions and individuals. As of September 30, 2005, EIC had assets under management of approximately $446.2 million.

               JAMES F. BARKSDALE is President of EIC and is the Portfolio Manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL-CAP FUND

               BATTERYMARCH FINANCIAL MANAGEMENT, INC. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of September 30, 2005, BFM had assets under management of approximately $14.7 billion.

               ANTHONY C. SANTOSUS, CFA, is a Portfolio Manager of BFM. Mr. Santosus joined BMF's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an Investment Technologist and Quantitative Analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.

               LISA A. BOZOYAN, CFA, is a Portfolio Manager of BFM. Ms. Bozoyan joined BFM in 2000 as a U.S. Investment Specialist and was promoted to Portfolio Manager in 2003. Ms. Bozoyan was previously a Quantitative Analyst at Boston Advisors, Inc. She also held responsibilities at Advest. Inc. and worked in the oil and gas industries. Ms. Bozoyan has eight years of investment experience. She holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.

               YU-NIEN (CHARLES) KO, CFA, is a Portfolio Manager of BFM. Mr. Ko joined BFM in 2000 as a Quantitative Analyst and was promoted to Portfolio Manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. Mr. Ko has seven years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.

               EDWARD R. MILLER, CFA, is a Portfolio Manager of BFM. Mr. Miller joined BFM in 2004. He was formerly a Quantitative Analyst from 2003 to 2004 at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a Portfolio Manager at Guardian Investors Services from 1989 to 2001 and was an Analyst at I/B/E/S prior thereto. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. Mr. Miller has 18 years of investment experience. He holds a B.A. from Dickinson College and an M.B.A. from New York University.

               MICHAEL D. SOARES is a Portfolio Manager of BFM. Mr. Soares joined BFM in 1996 as an Assistant Portfolio Manager and became a Quantitative Analyst in 1998. He was promoted to Portfolio Manager in 2003. Prior to BFM, Mr. Soares had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a Trading Assistant at Invesco Management & Research, Inc. Mr. Soares has 11 years of investment experience. He holds a B.A. from the University of Maine and an M.B.A. from Bentley College.

               SYSTEMATIC FINANCIAL MANAGEMENT, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2005, SFM had assets under management of approximately $6.7 billion.

               KEN BURGESS, CFA, is a Partner of SFM and serves as Lead Portfolio Manager. He began his investment career with SFM in 1993.

INTERNATIONAL FUND

               GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibility. As of June 30, 2005, GSAM along with other units of IMD had assets under management of approximately $482.1 billion. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.

               ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a Portfolio

Manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

               LEN IOFFE, CFA, is a Managing Director and Senior Portfolio Manager on the Global Quantitative Equity Team, where he is responsible for portfolio management of global and non-U.S. portfolios. He is also a member of the GQE Investment Policy Committee. Prior to this role Len performed portfolio construction and risk analysis of both domestic and international portfolios and implemented different trading strategies. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.

               JULIUS BAER INVESTMENT MANAGEMENT, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2005, JBIM had assets under management of approximately $32.5 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIM's portfolio management team that are responsible for the management of the International Fund.

               RUDOLPH RIAD YOUNES, CFA, is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.

               RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its U.S. balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

               THE BOSTON COMPANY ASSET MANAGEMENT, LLC. BCAM is a registered investment adviser, with its principal executive office located at One Boston Place, Boston, MA 02109. Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. As of September 30, 2005, BCAM had assets under management of approximately $59 billion. BCAM was founded on January 1, 1970.

               DANIEL B. LEVAN, CFA is the Lead Portfolio Manager for BCAM's International Small Cap Equity Strategy. He is also a member of the portfolio management team for BCAM's Global Equity and International Core Equity disciplines. In addition, Mr. LeVan is responsible for conducting research covering the health care and technology sectors. Prior to joining the firm, Mr. LeVan was a Captain serving in the United States Air Force. He received his M.S.F. from Boston College and his M.B.A. from Bentley College. Mr. LeVan holds a B.S. from Clarkson University. Mr. LeVan is a Chartered Financial Analyst charter holder.

               JOHN W. EVERS, CFA is an Assistant Portfolio Manager for BCAM's Global Equity, International Core and International Small Cap Equity Strategies. He is also responsible for performing research covering the energy and telecommunications sectors. Prior to joining BCAM, Mr. Evers was a Fixed Income Quantitative Analyst at Wellington Management. Previously, he was a Senior Analyst at Aetna Life & Casualty. Mr. Evers holds his M.S.F. from Boston College and his B.S. from the University of Maine. Mr. Evers is a Chartered Financial Analyst charter holder.

               ACADIAN ASSET MANAGEMENT, INC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. As of September 30, 2005, Acadian had assets under management of approximately $25 billion. Acadian was founded in 1986.

               MR. MATTHEW J. COHEN, CFA is a Senior Vice President, Portfolio Manager, and the Investment Database Manager. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Mr. Cohen worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation.
Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

               MR. TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc., Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University. He served with distinction as a tank driver in the U.S. Marine Corps.

REAL ASSET FUND

               AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had $29.5 billion of assets under management as of June 30, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group. Together with subsidiaries and affiliates in the

U.S., Europe and Asia, IXIS Asset Management Group managed more than $495 billion in assets for institutions and individuals as of June 30, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

               MATTHEW A. TROXELL serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.

               REAL ESTATE MANAGEMENT SERVICES GROUP, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser, REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2005, the REMS Group had approximately $613 million in assets under management.

               EDWARD W. TURVILLE, CFA, is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

               JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an Analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a Loan Officer and Asset Manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

               STANDISH MELLON ASSET MANAGEMENT COMPANY LLC. Standish Mellon is a registered investment adviser, with its principal executive office located at Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, Massachusetts 02108. Mellon Financial Corporation, located at One Boston Place, Boston, MA 02109, wholly owns Standish Mellon. As of February 28, 2006, Standish Mellon had assets under management of approximately $143.8 billion. Standish Mellon was formed on July 31, 2001.

               With respect to the portion of the Fund's assets allocated to Standish Mellon, Robert M. Bayston, CFA is expected to serve as the Lead Portfolio Manager. In addition Aimee M. Figueiredo and Nate D. Pearson are expected to serve as Research Analysts.

               ROBERT M. BAYSTON, CFA, is a Portfolio Manager for Standish Mellon's TIPS strategy and a Derivatives Trader. His trading responsibilities include the analysis and execution of derivative strategies across fixed income sectors including Treasuries, agencies, interest rate swaps, mortgages and corporate bonds. Using derivatives as hedging tools, Mr. Bayston is responsible for evaluating multi-sector option strategies and their application to portfolios. He joined the company in 1991 and has an M.S. from Boston College and a B.S. from the University of Virginia.

               AIMEE M. FIGUEIREDO is a Liquid Product Trader. She joined the company in 2002. She has a B.A. from Elmira College. She is currently a candidate in the CFA program.

               NATE D. PEARSON is a Trader, responsible for liquid products. He joined the company in 2005 from Darling Consulting Group, where he was responsible for interest rate risk analysis and balance sheet management for client banks. Nate has an M.S.F. from Boston College and a B.S. from the University of New Hampshire. He is a candidate in the CFA program.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                   Shareholder
Management                              Services

 INVESTMENT ADVISER AND ADMINISTRATOR                TRANSFER AGENT

    Rodney Square Management Corp.                      PFPC Inc.

       1100 North Market Street                      760 Moore Road

         Wilmington, DE 19890                   King of Prussia, PA 19406

                                        Handles certain shareholder services,
                                        including recordkeeping and statements,
Manages the Funds' investment           payment of distributions and processing
activities and oversees Fund            of buy and sell requests.
administration and other
service providers.

                                 WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund

                      Wilmington Multi-Manager Mid-Cap Fund

                     Wilmington Multi-Manager Small-Cap Fund

                   Wilmington Multi-Manager International Fund

                    Wilmington Multi-Manager Real Asset Fund

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT

              PFPC Inc.                         Wilmington Trust Company

         301 Bellevue Parkway                   1100 North Market Street

         Wilmington, DE 19809                     Wilmington, DE 19890

Provides facilities, equipment and      Holds the Funds' assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to the Funds and       the valuation data required for
calculates the Funds' NAV and           calculating each Fund's NAV per share.
distributions.

                                  Distribution
                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC

                                 760 Moore Road

                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

               The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

               Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

               PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

               Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the

Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

               You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

               BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                    Overnight mail:
-------------                    ---------------
Wilmington Multi-Manager Funds   Wilmington Multi-Manager Funds
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street
Providence, RI 02940             Pawtucket, RI 02860-1427


               BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

               ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

               Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

               It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

               For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds' SAI.

REDEMPTION OF SHARES

               You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

               REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.

               FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

               Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

               There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

               BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular mail:                    Overnight mail:
-------------                    ---------------
Wilmington Multi-Manager Funds   Wilmington Multi-Manager Funds
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street

Providence, RI 02940                    Pawtucket, RI 02860-1427

               BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

               ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

               In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

               If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

               SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If the account value is still below $50,000 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance for accounts existing prior to November 1, 2005 is $500. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

               For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund

Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Short/Intermediate-Term Bond Fund
Wilmington Short-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Growth Fund
Wilmington Small-Cap Value Fund
Wilmington Mid-Cap Core Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

               Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

               Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $50,000.

               FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

               To obtain prospectuses of the other Wilmington Funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

               Distributions from the net investment income, if any, of a Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

               Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

               As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

               The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

               It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

               STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

               This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

               Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

               The Large-Cap, Mid-Cap, and Small-Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Asset Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers a fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITS:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

               ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

               STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

               Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

               WT Mutual Fund
               c/o PFPC Inc.
               101 Sabin Street
               Pawtucket, RI 02860-1427
               (800) 336-9970
               9:00 a.m. to 5:00 p.m. Eastern time

               The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' internet web-site at http://www.wilmingtontrust.com/funds. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

               FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

   The investment company registration number for WT Mutual Fund is 811-08648.

                                 WT MUTUAL FUND

                   WILMINGTON MULTI-MANAGER LARGE-CAP FUND(*)
                    WILMINGTON MULTI-MANAGER MID-CAP FUND(+)
                  WILMINGTON MULTI-MANAGER SMALL-CAP FUND(++)
                WILMINGTON MULTI-MANAGER INTERNATIONAL FUND(+++)
                  WILMINGTON MULTI-MANAGER REAL ASSET FUND(**)

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                    NOVEMBER 1, 2005, AS AMENDED JUNE 1, 2006

                                   ----------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses dated November 1, 2005, as amended from time to time. A copy of each current prospectus may be obtained without charge on WT Mutual Fund's website at http://www.wilmingtontrust.com/funds, by writing to Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

Audited financial statements for the Funds for the fiscal year ended June 30, 2005, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund's website at http://www.wilmingtontrust.com/funds, or by calling (800) 336-9970.

----------
(*)   Formerly, the Wilmington Large Cap Strategic Allocation Fund.

(+)   Formerly, the Wilmington Mid Cap Strategic Allocation Fund.

(++)  Formerly, the Wilmington Small Cap Strategic Allocation Fund.

(+++) Formerly, the Wilmington International Strategic Allocation Fund.

(**)  Formerly, the Wilmington Multi-Manager Real Estate Securities Fund.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION......................................................     1
INVESTMENT POLICIES......................................................     1
DISCLOSURE OF FUND HOLDINGS..............................................    10
INVESTMENT LIMITATIONS...................................................    11
TRUSTEES AND OFFICERS....................................................    15
CODE OF ETHICS...........................................................    23
PROXY VOTING.............................................................    23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    24
INVESTMENT ADVISORY AND OTHER SERVICES...................................    25
SUB-ADVISORY SERVICES....................................................    26
ADMINISTRATION AND ACCOUNTING SERVICES...................................    29
ADDITIONAL SERVICE PROVIDERS.............................................    30
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN...............................    31
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................    55
CAPITAL STOCK AND OTHER SECURITIES.......................................    57
PURCHASE, REDEMPTION AND PRICING OF SHARES...............................    57
DIVIDENDS................................................................    60
TAXATION OF THE FUNDS....................................................    60
FINANCIAL STATEMENTS.....................................................    64
APPENDIX A  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES....   A-1
APPENDIX B  DESCRIPTION OF RATINGS.......................................   B-1
APPENDIX C  PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES............   C-1
APPENDIX D...............................................................   D-1
Global Proxy Voting Manual Policies......................................
APPENDIX E...............................................................   E-1
POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS...................
APPENDIX F PROXY VOTING POLICY...........................................   F-1
APPENDIX G PROXY VOTING POLICY...........................................   G-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following series described in this SAI: the Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund"), Wilmington Multi-Manager Mid-Cap Fund (the "Mid-Cap Fund"), Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund" and collectively with the Large-Cap Fund and Mid-Cap Fund, the "Cap Funds"), the Wilmington Multi-Manager International Fund (the "International Fund") and Wilmington Multi-Manager Real Asset Fund (the "Real Asset Fund") (collectively, the "Funds"). Each of these Funds issues Institutional and Investor Shares classes. In addition, the Cap Funds issue a Service Shares class. Each Fund is a diversified, open-end management investment company.

Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding "master series" of WT Investment Trust I, except in the case of the Cap Funds each of which invested in two master series in pursuit of its investment objective. Under those structures, the master series invested directly in investment securities.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus.

The investment objective of each of the Cap Funds is to achieve long-term capital appreciation.

The Large-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large cap companies. The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of mid cap companies. The Small-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of small cap companies.

Each of the Cap Funds employs a multi-manager strategy, relying on their investment adviser to determine the weightings amongst the sub-advisers who make the day-to-day investment decisions for the Cap Funds.

The investment objective for the International Fund is to seek superior long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.

The investment objective of the Real Asset Fund is to seek long-term preservation of capital with current income. The Real Asset Fund invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS;" (ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.

The investment objectives and policies of the Cap Funds may be changed upon 60 days' written notice to shareholders. The investment objectives of the International Fund and the Real Asset Fund may not be changed without shareholder approval.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" below.)

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley

Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P(R) or Moody's or if not rated, determined by the investment adviser or a sub-adviser to be of comparable quality.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

- BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

- CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).

-    TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P(R), or if unrated, are determined by the investment adviser or a sub-adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of a Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments to seek income, to seek income for liquidity needs or for hedging purposes. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act. Among the derivative investments the Fund may invest in are "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Fund may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

EQUITY-LINKED SECURITIES. The Real Asset Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, the Real Asset Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Real Asset Fund's restriction on investments in illiquid securities.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) The International Fund invests primarily in foreign securities and the Real Asset Fund may invest up to 25% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about domestic issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees of the Trust (the "Board" or the "Trustees") has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's adviser or sub-adviser to the Board. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INFLATION-PROTECTED DEBT SECURITIES. The Real Asset Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury ("Treasury Inflation Protected Securities" or "TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Real Asset Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Real Asset Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission ("SEC") exemption is applicable. These limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in
Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies who business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MORTGAGE-BACKED SECURITIES. The Real Asset Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semi-annually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may


                                       7-
also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Funds invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Asset Fund may pledge no more than 10% of its total assets as collateral for short sales "against the box".

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in a Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REAL ESTATE COMPANIES. The Real Asset Fund invests in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). The Fund considers a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The Fund will invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

REITS. The Real Asset Fund may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Asset Fund may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund's total assets taken at fair market value. When the Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the twelve month periods ended June 30, 2005 and June 30, 2004 were: *

                     FISCAL YEAR ENDED
                          JUNE 30,
                     -----------------
                        2005   2004
                        ----   ----
Large-Cap Fund           42%    26%
Mid-Cap Fund             32%    17%
Small-Cap Fund           44%    20%
International Fund       71%   129%
Real Asset Fund          75%    29%

                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of portfolio securities holdings of the Funds designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's portfolio securities holdings, a Fund will not provide or permit others to provide information about the Funds' portfolio securities holdings on a selective basis.

The Trust provides portfolio securities holdings information as required in regulatory filings and shareholder reports, disclose portfolio securities holdings information as required by federal or state securities laws, and may disclose portfolio securities holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post the Funds' schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, the Trust may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's portfolio securities holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's portfolio securities holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Trust's Chief Compliance Officer (the "CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of the Funds' portfolio securities holdings. The Trust's CCO must report all arrangements to disclose

----------
* Effective July 1, 2005, each Fund changed its investment structure from a "fund-of-funds" structure to a stand-alone investment structure that invests directly in portfolio securities. The portfolio turnover rates reflect the investment activity in the underlying funds, and do not reflect the portfolio turnover that an investor can expect within the investment portfolio of a "stand-alone" fund.

the Funds' portfolio securities holdings information to the Board on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's portfolio securities holdings, the CCO will require the recipient of such non-public Fund portfolio securities holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund's portfolio securities holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust, an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing the Fund's portfolio securities holdings information.

Each of the following third parties have been approved to receive the Fund's portfolio securities holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors(R). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's Fund portfolio securities holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that the Trust's Fund portfolio securities holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio securities holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
Investedge
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Standard & Poor's
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., L.L.C.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The International Fund and the Real Asset Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Asset Fund, this limitation does not apply to municipal securities. However, the Real Asset Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies. For purposes of the Real Asset Fund's policy, real estate and real estate related companies consist of companies (i) that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that a Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Asset Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Asset Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.   issue senior securities, except to the extent permitted by the 1940 Act.

The following non-fundamental policies apply to each of the International Fund and the Real Asset Fund. Unless otherwise indicated, the Board may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The International Fund and the Real Asset Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. with respect to the Real Asset Fund only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Asset Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Cap Fund. Unless otherwise indicated, the Board may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. Each Cap Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U.S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(i) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations which will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Cap Fund's investment in a Fund. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that each Cap Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% its assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Cap Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Cap Funds may borrow money subject to its investment limitation on borrowing and insofar as a Cap Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Cap Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.  make short sales of securities except short sales "against the box;"

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                      NUMBER OF
                                                                    PRINCIPAL         FUNDS IN         OTHER
                           POSITION(S)    TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
       NAME AND             HELD WITH       LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
     DATE OF BIRTH            TRUST             SERVED             FIVE YEARS         TRUSTEE+         TRUSTEE
----------------------     -----------   -------------------   ------------------   ------------   --------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN++      Trustee       Shall serve until     Executive Vice            27             None
Date of Birth: 2/49                      death, resignation    President and
                                         or removal. Trustee   Chief Investment
                                         since October 1998;   Officer of
                                         President and         Wilmington Trust
                                         Chairman of the       Company from
                                         Board from October    1996 to 2005;
                                         1998 to January       President of
                                         2006.                 Rodney Square
                                                               Management
                                                               Corporation
                                                               ("RSMC") from
                                                               1996 to 2005; Vice
                                                               President of RSMC
                                                               from 2005 to 2006.

NEIL WOLFSON *             Trustee,      Shall serve at the    Chief Investment          27             None
Date of Birth: 6/64        President     pleasure of the       Officer of
                           and Chief     Board and until       Wilmington Trust
                           Executive     successor is          Investment
                           Officer       elected and           Management, LLC
                                         qualified. Trustee    ("WTIM") since
                                         since September       July 2004;
                                         2005; President and   Previously,
                                         Chief Executive       Partner with
                                         Officer since         KPMG from 1996 to
                                         January 2006.         2004.

----------
+ The "Fund Complex" currently consists of the Trust (27 funds) and CRM Mutual Fund Trust (4 funds).

++ Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

* Mr. Wolfson is an "Interested Trustee" by reason of his position as an officer of WTIM and RSMC.

                                                                                      NUMBER OF
                                                                    PRINCIPAL         FUNDS IN         OTHER
                           POSITION(S)    TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
       NAME AND             HELD WITH       LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
     DATE OF BIRTH            TRUST             SERVED             FIVE YEARS         TRUSTEE+         TRUSTEE
----------------------     -----------   -------------------   ------------------   ------------   --------------
INDEPENDENT TRUSTEES
ROBERT ARNOLD              Trustee       Shall serve until     Founder and               27        First Potomac
Date of Birth: 3/44                      death, resignation    co-manager, R. H.                    Realty Trust
                                         or removal. Trustee   Arnold & Co., Inc.                   (real estate
                                         since May 1997.       (investment                           investment
                                                               banking company)                        trust)
                                                               since 1989.

DR. ERIC BRUCKER           Trustee       Shall serve until     Professor of              27             None
Date of Birth: 12/41                     death, resignation    Economics, Widener
                                         or removal. Trustee   University since
                                         since October 1999.   July 2004;
                                                               formerly, Dean,
                                                               School of Business
                                                               Administration of
                                                               Widener University
                                                               from 2001 to 2004;
                                                               Dean, College of
                                                               Business, Public
                                                               Policy and Health
                                                               at the University
                                                               of Maine from
                                                               September 1998 to
                                                               June 2001.

NICHOLAS GIORDANO          Trustee and   Shall serve until     Consultant,               27         Kalmar Pooled
Date of Birth: 3/43        Chairman of   death, resignation    financial services                    Investment
                           the Board     or removal. Trustee   organizations                           Trust;
                                         since October 1998;   from 1997 to                         Independence
                                         Chairman of the       present; Interim                      Blue Cross;
                                         Board since January   President, LaSalle                     IntriCon
                                         2006.                 University from                       Corporation
                                                               1998 to 1999.                         (industrial
                                                                                                    furnaces and
                                                                                                       ovens).

LOUIS KLEIN, JR.           Trustee       Shall serve until     Self-employed             31          CRM Mutual
Date of Birth: 5/35                      death, resignation    financial                             Fund Trust
                                         or removal. Trustee   consultant since                      (since June
                                         since October 1999.   1991.                                 2005); WHX
                                                                                                     Corporation
                                                                                                     (industrial
                                                                                                   manufacturer).

CLEMENT C. MOORE, II       Trustee       Shall serve until     Managing Partner,         31          CRM Mutual
Date of Birth: 9/44                      death, resignation    Mariemont                             Fund Trust
                                         or removal. Trustee   Holdings, LLC,                        (since June
                                         since October 1999.   (real estate                            2005).
                                                               holding and
                                                               development
                                                               company) since
                                                               1980.

                                                                                      NUMBER OF
                                                                    PRINCIPAL         FUNDS IN         OTHER
                           POSITION(S)    TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
       NAME AND             HELD WITH       LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
     DATE OF BIRTH            TRUST             SERVED             FIVE YEARS         TRUSTEE+         TRUSTEE
----------------------     -----------   -------------------   ------------------   ------------   --------------
JOHN J. QUINDLEN           Trustee       Shall serve until     Retired since             27             None
Date of Birth: 5/32                      death, resignation    1993.
                                         or removal. Trustee
                                         since October 1999.

MARK A. SARGENT            Trustee       Shall serve until     Dean and                  27             None
Date of Birth: 4/51                      death, resignation    Professor of Law,
                                         or removal. Trustee   Villanova
                                         since November        University School
                                         2001.                 of Law since July
                                                               1997.

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the investment advisers of the Trust's series or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

                                                                                      NUMBER OF
                                                                    PRINCIPAL         FUNDS IN          OTHER
                           POSITION(S)    TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
    NAME, ADDRESS AND       HELD WITH       LENGTH OF TIME         DURING PAST       OVERSEEN BY       HELD BY
      DATE OF BIRTH           TRUST             SERVED             FIVE YEARS          TRUSTEE         TRUSTEE
------------------------   -----------   -------------------   ------------------   ------------   --------------
ERIC K. CHEUNG             Vice          Shall serve at the    Vice President,           N/A            N/A
1100 North Market Street   President     pleasure of the       Wilmington Trust
Wilmington, DE 19890                     Board and until       Company since
Date of Birth: 12/54                     successor is          1986; and Vice
                                         elected and           President and
                                         qualified. Officer    Director, RSMC
                                         since October 1998.   since 2001.

JOSEPH M. FAHEY, JR.       Vice          Shall serve at the    Vice President,           N/A            N/A
1100 North Market Street   President     pleasure of the       RSMC since 1992.
Wilmington, DE 19890                     Board and until
Date of Birth: 1/57                      successor is
                                         elected and
                                         qualified. Officer
                                         since November
                                         1999.

JOHN J. KELLEY             Vice          Shall serve at the    Vice President of         N/A            N/A
1100 North Market Street   President,    pleasure of the       RSMC since July
Wilmington, DE 19890       Chief         Board and until       2005; Vice
Date of Birth: 9/59        Financial     successor is          President of PFPC
                           Officer,      elected and           Inc. from January
                           Treasurer &   qualified. Officer    2005 to July 2005;
                           Secretary     since September       Vice President of
                                         2005.                 Administration,
                                                               1838 Investment
                                                               Advisors, LP from
                                                               1999 to 2005;
                                                               Chief Compliance

EXECUTIVE OFFICERS

                                                                                      NUMBER OF
                                                                    PRINCIPAL         FUNDS IN         OTHER
                           POSITION(S)    TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
     DATE OF BIRTH            TRUST             SERVED             FIVE YEARS          TRUSTEE         TRUSTEE
----------------------     -----------   -------------------   ------------------   ------------   --------------
                                                               Officer, 1838
                                                               Investment
                                                               Advisors, LP from
                                                               2004 to 2005.

WILLIAM P. RICHARDS, JR.   Vice          Shall serve at the    Managing Director,        N/A            N/A
100 Wilshire Boulevard     President     pleasure of the       Roxbury Capital
Suite 1000                               Board and until       Management LLC
Santa Monica, CA 90401                   successor is          (registered
Date of Birth: 11/36                     elected and           investment
                                         qualified. Officer    adviser) since
                                         since November        1998.
                                         2004.

ANNA M. BENCROWSKY         Chief         Shall serve at the    Chief Compliance          N/A            N/A
1100 North Market Street   Compliance    pleasure of the       Officer, Rodney
Wilmington, DE 19890       Officer       Board and until       Square Management
Date of Birth: 5/51                      successor is          Corporation since
                                         elected and           2004; Vice
                                         qualified; Officer    President and
                                         since September       Chief Compliance
                                         2004.                 Officer, 1838
                                                               Investment
                                                               Advisors, LP from
                                                               1998 to 2004.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Fund's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met 11 times during the fiscal year ended June 30, 2005. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2005, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. During the fiscal year ended June 30, 2005, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Christian, Moore and Sargent. Each Regulatory Oversight Committee member is an Independent Trustee except for Mr. Christian. Mr. Moore serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

                                                                       AGGREGATE DOLLAR RANGE
                                                                      OF EQUITY SECURITIES IN
                                                                ALL REGISTERED INVESTMENT COMPANIES
                                                                   OVERSEEN BY TRUSTEE WITHIN THE
                            DOLLAR RANGE OF EQUITY SECURITIES                FAMILY OF
NAME OF TRUSTEE/PORTFOLIO       IN EACH FUND OF THE TRUST               INVESTMENT COMPANIES
-------------------------   ---------------------------------   -----------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN                                                        Over $100,000
   International Fund                $50,001-$100,000
   Real Asset Fund                    $10,001-$50,000
NEIL WOLFSON                                                              $10,001-$50,000
   International Fund                   $1-$10,000
INDEPENDENT TRUSTEES
ROBERT ARNOLD                                                              Over $100,000
   International Fund                $10,001-$50,000
ERIC BRUCKER                               NONE                           $50,001-$100,000
NICHOLAS GIORDANO                          NONE                           $50,001-$100,000
LOUIS KLEIN, JR.                           NONE                            Over $100,000
CLEMENT C. MOORE, II                       NONE                            Over $100,000
JOHN J. QUINDLEN                                                           Over $100,000
   Small-Cap Fund                     Over $100,000
   International Fund                 Over $100,000
MARK A. SARGENT                            NONE                           $10,001-$50,000

As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The Trust has retained RSMC to manage the assets of each of the Funds pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). The Board has recently reviewed and approved the Investment Advisory Agreement with RSMC.

The Trust and RSMC have agreed to retain the following sub-advisers to manage the day-to-day investment activities of the Funds pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements") as indicated in the table below:

FUND                 SUB-ADVISER(S)
----                 --------------
Large-Cap Fund       Armstrong Shaw Associates Inc. ("ASA")
                     Montag & Caldwell, Inc. ("M&C")
                     First Quadrant, L.P. ("First Quadrant")
                     Parametric Portfolio Associates, Inc. ("PPA")

FUND                 SUB-ADVISER(S)
----                 --------------
                     Wilmington Trust Investment Management ("WTIM")
Mid-Cap Fund         Bennett Lawrence Management, LLC ("BLM")
                     Equity Investment Corporation ("EIC")
                     PPA
                     WTIM
Small-Cap Fund       Batterymarch Financial Management, Inc. ("BFM")
                     Systematic Financial Management L.P. ("SFM")
                     PPA
                     WTIM
International Fund   Goldman Sachs Asset Management, L.P. ("GSAM")
                     Julius Baer Investment Management, Inc. ("JBIM")
                     The Boston Company Asset Management, LLC.  ("BCAM")
                     Acadian Asset Management, Inc.  ("Acadian")
                     WTIM
Real Asset Fund      AEW Capital Management, L.P. ("AEW")
                     Real Estate Management Services Group LLC. ("REMS")
                     Standish Mellon Asset Management Company LLC ("Standish Mellon")
                     WTIM

The Investment Advisory Agreement and each Sub-Advisory Agreement has an initial term of two years (except with respect to the WTIM Sub-Advisory Agreement, which has an initial term of one year) and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Trust, as the case may be, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose. The Investment Advisory Agreement and Sub-Advisory Agreements were most recently approved by the Board of Trustees of the Fund, including by a majority of the Independent Trustees, at a meeting held on September 1, 2005.

In determining whether to approve the advisory agreement, the Trustees considered information provided by RSMC and each sub-adviser in accordance with
Section 15(c) of the 1940 Act, as well as accumulated information received during the course of the year relating to RSMC and sub-advisers and their services provided to the Trust on behalf of the Funds. The Trustees considered information that RSMC and each sub-adviser provided regarding (i) services performed for the Trust and one or more of its Funds, (ii) the size and qualifications of RSMC's or each sub-adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of a Fund of the Trust, (iv) investment performance, (v) brokerage selection procedures (including soft dollar arrangements), (vi) the procedures for allocating investment opportunities between a Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on RSMC's or each sub-adviser's ability to service a Fund, (ix) the compliance with a Fund's investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. RSMC and each sub-adviser also provided information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Funds, the costs of providing such services, the profitability of the firm in general and as a result of the fees received from the Funds and any other ancillary benefit resulting from RSMC's or each sub-adviser's relationship with the Trust. The Trustees also reviewed comparative performance data and comparative statistics and fee data for the Funds relative to other mutual funds in their peer group.

The Trustees reviewed the services provided to the Funds by each RSMC and each sub-adviser as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds. The Trustees noted the substantial changes to the operations and management of the Trust over the past year including the withdrawal from the master-feeder structure, improved performance, and changes in personnel. The Trustees discussed RSMC's and each sub-adviser's personnel changes over the last year and the depth of RSMC's personnel who possess the experience to provide investment management services to the Funds of the Trust. The Trustees believe that the changes in management have generally been favorable. The Trustees concluded that the nature, extent and quality of the services provided by RSMC and each sub-adviser to each Fund were appropriate and consistent with the terms of the advisory agreement, that the quality of those services had been consistent with industry norms and that the Funds were likely to benefit from the continued provision of those services. They also concluded that RSMC and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Trustees noted that the performance of each Fund is also of particular importance in evaluating RSMC or a sub-adviser. The Trustees reviewed the performance data provided with the Board materials distributed prior to the meeting including each Fund's performance relative to other mutual funds with similar investment objectives, strategies and policies, its respective benchmark index, and its Lipper peer group rankings. The Trustees observed that they review and evaluate each Fund's investment performance on an on-going basis throughout the year. The Trustees considered the short-term and long-term performance of each Fund. They concluded that the performance of each Fund and RSMC and each sub-adviser was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Trustees noted that although the performance of some Funds lagged that of their peers for certain periods, they also concluded that RSMC had taken appropriate steps to address the under-performance and that the more recent performance has been improving.

The Trustees considered the costs of the services provided by RSMC and each sub-adviser, the compensation and benefits received by RSMC and each sub-adviser in providing services to the Funds, as well as RSMC's and each sub-adviser's profitability. The Trustees reviewed RSMC's and certain of the sub-adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of RSMC and sub-advisers. The Trustees concluded that RSMC's and each sub-adviser's fees and profits derived from its relationship with the Trust in light of each Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Funds, the quality of services provided by RSMC and sub-advisers, the investment performance of the Funds and the expense limitations agreed to by RSMC.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for all of the Funds for the benefit of Fund shareholders due to break-points in the advisory and sub-advisory fees, except with respect to the International Equity Fund because the sub-advisory agreements with GSAM and JBIM do not provide for asset level break-point reductions in the sub-advisory fees as the Funds' assets increase.

After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of the Trust and its Fund shareholders to continue each existing advisory and sub-advisory agreement for an additional one-year period. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

Additional information regarding the Investment Advisory Agreement, the Sub-Advisory Agreements and the fees paid to RSMC and each of the sub-advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

                                           PENSION OR                              TOTAL
                                           RETIREMENT                          COMPENSATION
                         AGGREGATE      BENEFITS ACCRUED      ESTIMATED            FROM
                        COMPENSATION       AS PART OF      ANNUAL BENEFITS   FUND COMPLEX (1)
INDEPENDENT TRUSTEE    FROM THE TRUST    TRUST EXPENSES    UPON RETIREMENT   PAID TO TRUSTEES
-------------------    --------------   ----------------   ---------------   ----------------
Robert H. Arnold           $39,375            None               None             $52,500
Dr. Eric Brucker           $40,500            None               None             $54,000
Nicholas Giordano          $49,875            None               None             $66,500
Louis Klein, Jr.           $39,375            None               None             $52,500
Clement C. Moore, II       $39,750            None               None             $53,000
John J. Quindlen           $46,125            None               None             $61,500
Mark A. Sargent            $52,125            None               None             $69,500

(1) For the fiscal year ended June 30, 2005, the Fund Complex consisted of the Trust (19 funds), WT Investment Trust I (25 funds), the CRM Mutual Fund Trust (4 funds) and the Wilmington Low Volatility Fund of Funds (1 fund).

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds and the distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by RSMC, PPA, ASA, M&C, BLM, EIC, BFM, SFM, FQ, GSAM, JBIM, BCAM, Acadian, AEW, REMS and Standish Mellon, personal trading may also be subject to pre-clearance and other conditions set forth in their respective Codes. The Codes are on public file as an exhibit to the Trust's registration statement with the SEC.

On an annual basis or whenever deemed necessary, the Board reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Fund. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to such Fund. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Attached hereto as Appendices C, D, E, F and G are the proxy voting policies and procedures for RSMC, JBIM, GSAM, Acadian and BCAM, respectively.

Each Fund's proxy voting record as of June 30, 2005 is available (i) without charge, upon request, by calling (800) 336-9970 and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 11, 2005 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" that Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent approval of other shareholders of that Fund. The name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of Fund was as follows:

NAME, CITY AND STATE                                                 OWNERSHIP PERCENTAGE
--------------------                                                 --------------------
WILMINGTON MULTI-MANAGER LARGE-CAP FUND - INSTITUTIONAL SHARES
National Financial Service Corp                                             21.92%
New York, NY 10008
WILMINGTON MULTI-MANAGER MID-CAP FUND - INSTITUTIONAL SHARES
National Financial Service Corp                                             11.13%
New York, NY 10008
Delaware Charter Guarantee & Trust                                           7.22%
Des Moines, IA 50392
WILMINGTON MULTI-MANAGER SMALL-CAP FUND - INSTITUTIONAL SHARES
National Financial Service Corp                                             11.77%
New York, NY 10008
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND - INSTITUTIONAL SHARES
National Financial Services Corp                                             5.12%
New York, NY 10281
Wilmington Trust Company TTEE                                                5.65%
For Wilmington Trust Co Pen Tr
Wilmington, DE 19899
WILMINGTON MULTI-MANAGER REAL ASSET FUND - INSTITUTIONAL SHARES

NAME, CITY AND STATE                                                 OWNERSHIP PERCENTAGE
--------------------                                                 --------------------
National Financial Service Corp                                              9.55%
New York, NY 10008

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer. Cramer Rosenthal McGlynn, LLC ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC dated July 1, 2005, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). Prior to July 1, 2005, shareholders of each of the Funds approved a substantially identical agreement with RSMC with respect to the management of the Funds' assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust and its portfolios investment structure from a master/feeder structure to a traditional stand-alone fund structure. Prior to the withdrawal from the master/feeder structure, fees paid to RSMC were paid by one or more series of the master in which the feeder fund invested. Fees paid after July 1, 2005 are paid directly to RSMC by the Funds.

On July 27, 2005, shareholders of the International Fund approved a new investment advisory agreement (with the Investment Advisory Agreement, the "Investment Advisory Agreements") which increased the advisory fee payable to RSMC. The Board of Trustees at its meeting on September 1, 2005 voted to approve the continuation of this agreement as previously discussed under "Approval of Investment Advisory and Sub-Advisory Agreements."

Under the Investment Advisory Agreements, RSMC is paid a monthly investment advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. For its services as investment adviser, RSMC received advisory fees from the master series in which the Large-Cap Fund, Mid-Cap Fund, Small-Cap Fund, International Fund and Real Asset Fund invested as follows:

                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                   JUNE 30, 2005       JUNE 30, 2004       JUNE 30, 2003
----                 -----------------   -----------------   -----------------
Large Cap Fund            $136,920            $ 18,296            $      0
Mid-Cap Fund              $ 56,689            $  8,753            $      0
Small-Cap Fund            $ 80,462            $    502            $      0
International Fund        $467,784            $260,945            $455,133
Real Asset Fund           $169,540            $ 86,807            $      0

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding Rule 12b-1 and shareholder service fees, exceeding the following amounts with respect to the following Funds:

FUND              EXPENSE CAP
----              -----------
Real Asset Fund      1.75%
Large-Cap Fund       1.00%
Mid-Cap Fund         1.15%
Small-Cap Fund       1.25%

These waivers will remain in place until November 1, 2008. The Board may, at its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date.

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreements, RSMC agrees to: (a) direct the investments of Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Cap Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by a Fund in which a Fund invests.

                              SUB-ADVISORY SERVICES

ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), located at 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

WTIM has not provided advisory services to the Fund during the last three fiscal years and, accordingly, received no advisory fee from the Funds. However, WTIM has provided research and consulting services to RSMC since January 1, 2005 and WTIM's predecessor, Balentine & Company, provided these same services to RSMC since July 1, 2003. WTIM and/or Balentine & Company received the following fees from RSMC (not the Funds) for its services during the Fund's last two fiscal years:

                  Fiscal Year Ended   Fiscal Year Ended
                    June 30, 2005       June 30, 2004
                  -----------------   -----------------
Consulting Fees        $551,261            $101,993

THE CAP FUNDS. PPA acts as a sub-adviser to each of the Cap Funds. PPA is located at 1151 Fairview Avenue North, Seattle, Washington 98109. For its sub-advisory services, PPA receives a monthly portfolio management fee at the annual rate of 0.25% of the first $20 million average daily net assets, 0.22% on the next $20 million of the average daily net assets and 0.20% of the average daily net assets over $40 million of each of the Cap Funds under PPA's management.

LARGE-CAP FUND. ASA, FQ and M&C act as sub-advisers to the Large-Cap Fund. ASA, FQ and M&C are located at 45 Grove Street, New Canaan, Connecticut, 06840, 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101, and at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, respectively. For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate of 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management. For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate of 0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management. For its sub-advisory services, FQ receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $75 million of average daily net assets under FQ's management and assets of certain similarly managed assets in client accounts of RSMC and its affiliates ("FQ's Assets Under Management"); 0.35% of the next $75 million of FQ's Assets Under Management; 0.30% of the next $175 million of FQ's Assets Under Management; and 0.21% of FQ's Assets Under Management over $300 million.

MID-CAP FUND. BLM and EIC act as sub-advisers to the Mid-Cap Fund. BLM is located at 757 Third Avenue, New York, New York 10017. EIC is located at 3007 Piedmont Road, Atlanta, Georgia 30305. For its sub-advisory services, BLM receives a monthly portfolio management fee at the annual rate of 0.55% of the first $75 million of average daily net assets under BLM's management; and 0.40% of the average daily net assets over $75 million under BLM's management. For its sub-advisory services, EIC receives a monthly portfolio management fee at the annual rate of 0.50% of the first $25 million of average daily net assets under EIC's management; 0.45% of the average daily net assets of the next $25 million under EIC's management; and 0.40% of the average daily net assets over $50 million under EIC's management.

SMALL-CAP FUND. BFM and SFM act as sub-advisers to the Small-Cap Fund. BFM and SFM are located at 200 Clarendon Street, Boston, Massachusetts, 02116, and at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, respectively. For its sub-advisory services, BFM receives a monthly portfolio management fee at the annual rate of 0.70% of the first $100 million of average daily net assets under BFM's management; and 0.60 % of the average daily net assets over $100 million under BFM's management. For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate of 0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; and 0.55% of the average daily net assets over $75 million under SFM's management.

INTERNATIONAL FUND. JBIM, GSAM, BCAM and Acadian act as sub-advisers to the International Fund. JBIM, GSAM, BCAM and Acadian are located, respectively at:
330 Madison Avenue, New York, New York 10017; 32 Old Slip, New York, New York 10005; One Boston Place, Boston, MA 02109; and One Post Office Square, Boston, MA 02109. GSAM, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., part of the Investment Management Division ("IMD"), and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited.

Prior to September 3, 2002, the sub-advisers to the Fund were Clemente Capital, Inc. ("Clemente"), Invista Capital Management, LLC ("Invista") and Zurich Scudder Investments, Inc. ("Zurich") (collectively, the "Former Sub-Advisers"). For investment advisory services rendered, each Former Sub-Adviser was paid a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management. Prior to January 2, 2003, Deutsche Asset Management, Inc. ("DAMI") served as a sub-adviser to the Fund from September 3, 2002 to December 31, 2002.

The International Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-adviser:

              SUB-ADVISORY FEE AS A PERCENTAGE OF
SUB-ADVISER   AVERAGE DAILY NET ASSETS ("ASSETS")
-----------   -----------------------------------
JBIM          0.50%
GSAM          0.50%
BCAM          0.95% on the first $25 million in Assets; and
              0.85% on Assets over $25 million.
Acadian       0.75% on the first $25 million in Assets;
              0.65% on the next $25 million in Assets;
              0.50% on the next $100 million in Assets; and
              0.40% on Assets over $150 million.

For the fiscal years ended June 30, 2005, 2004 and 2003, the International Fund paid the sub-advisers and Former Sub-Advisers for their services to the International Fund the following fees:

           12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
               6/30/05           6/30/04           6/30/03
           ---------------   ---------------   ---------------
Clemente         N/A               N/A             $     0
Invista          N/A               N/A             $     0
Zurich           N/A               N/A             $     0
DAMI             N/A               N/A             $23,165
JBIM           $786,025          $453,502          $99,124*
GSAM           $778,825          $416,316          $99,801*
BCAM             N/A               N/A               N/A
Acadian          N/A               N/A               N/A

*    For the period January 2, 2003 to June 30, 2003.

REAL ASSET FUND. The sub-advisers to the Real Asset Fund are AEW, REMS and Standish Mellon. AEW, REMS and Standish Mellon are located, respectively, at:
Two Seaport Lane, World Trade Center East, Boston, MA 02210; 1100 Fifth Avenue South, Suite 301, Naples, FL 34102; and Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, MA 02108. AEW is an affiliate of AEW Capital Management, L.P. ("AEW Capital"). AEW Capital is a subsidiary of (and therefore may be deemed to be controlled by) IXIS Asset Management North America, L.P. Edward Turville, a managing director of REMS and portfolio manager of the Fund, and Beach Investment Counsel, Inc., a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30%, respectively, of REMS. Mellon Financial Corporation wholly owns Standish Mellon.

The Real Asset Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-adviser:

                     SUB-ADVISORY FEE AS A PERCENTAGE OF
SUB-ADVISER          AVERAGE DAILY NET ASSETS ("ASSETS")
-----------       -----------------------------------------
AEW               0.55% of the first $25 million in Assets;
                  0.45% of the next $25 million in Assets;
                  0.35% of Assets over $50 million

REMS              0.55% of the first $25 million in Assets;
                  0.45% of the next $25 million in Assets;
                  0.35% of Assets over $50 million

Standish Mellon   0.08% of the first $25 million in Assets;
                  0.04% of the next $25 million in Assets;
                  0.02% of Assets over $50 million

SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, each sub-adviser (each, a "Participating Sub-Adviser") has entered into an agreement with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value ("NAV") of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund Account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund's investment objective, policies and restrictions and the instructions of the Board and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreements dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

Prior to May 1, 2006, pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Funds. Accordingly, the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $ 4,808,384, $3,633,484 and $2,552,225 for fiscal years ended June 30, 2005, 2004 and 2003, respectively.

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of Chief Compliance Officer of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provide regular reports on such compliance; and assists the Trust's Chief Compliance Officer to maintain the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company ("Custodian"), 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor") is located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares. It is anticipated that the Rule 12b-1 Plan will increase the assets of each Fund and allow the Fund to achieve the benefit of economies of scale through such increased assets.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of a Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days' written notice to the Distributor; or (ii) by the Distributor on 60 days' written notice to a Fund. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.75% on an annualized basis of the Investor Shares of each Cap Fund's average net assets and 0.25% on an annualized basis on the Investor Share of the Real Asset and International Funds to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Funds and for other distribution expenses.

For the fiscal years ended June 30, 2003, 2004 and 2005, the Funds did not pay any 12b-1 fees to the Distributor with respect to broker-dealer compensation.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, and authorized by the 12b-1 Plan. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Investor Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. The maximum initial sales charge is 3.50%, which is reduced for purchases of $100,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" in the prospectus. Although purchases of $500,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a redemption fee of 1.00% if the shares are redeemed within 60 days after purchase. The front-end sales charge is paid directly to the selling broker-dealer.

                          AS A PERCENTAGE OF   AS A PERCENTAGE OF
YOUR INVESTMENT             OFFERING PRICE      YOUR INVESTMENT
---------------           ------------------   ------------------
$1,000 up to $100,000            3.50%                3.63%
$100,000 up to $250,000          2.00%                2.04%
$250,000 up to $500,000          1.50%                1.52%
Over $500,000                    0.00%                0.00%

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2005.

                                                                                For other accounts managed by Portfolio
Portfolio Manager(s) jointly   Total number of other accounts managed by        Manager(s) within each category below, number
and primarily responsible for  Portfolio Manager(s) within each category below  of accounts and the total assets in the
the day to day management of   and the total assets in the accounts managed     accounts with respect to which the advisory fee
the Funds' assets              within each category below.                      is based on the performance of the account
------------------------------ ------------------------------------------------ -----------------------------------------------
                                  Registered     Other Pooled                      Registered     Other Pooled
                                  Investment      Investment                       Investment      Investment
                                  Companies        Vehicles     Other Accounts     Companies        Vehicles     Other Accounts
                               --------------- --------------- ---------------- --------------- --------------- ---------------
                                Number   Total  Number   Total  Number   Total   Number  Total   Number   Total  Number   Total
                                  of    Assets    of    Assets    of    Assets     of    Assets    of    Assets    of    Assets
                               Accounts  ($mm) Accounts  ($mm) Accounts  ($mm)  Accounts ($mm)  Accounts  ($mm) Accounts  ($mm)
                               -------- ------ -------- ------ -------- ------- -------- ------ -------- ------ -------- ------
Wilmington Trust Investment
Management                         5    $819.5    16     $2.7        0  $     0     0      $0       0      $0       0      $0

Robert E. Reiser

Samuel Fraundorf

George Chen

Amanda Cogar

Parametric Portfolio
Associates, LLC

Thomas Seto                       11    $4,843     0     $  0    6,491  $10,391     0      $0       0      $0       0      $0

Armstrong Shaw Associates Inc.

Jeffrey Shaw                       3    $  618     0     $  0      197  $ 6,701     0      $0       0      $0       1      $5

Montag & Caldwell, Inc.

Ronald E. Canakaris                6    $4,695     0     $  0        8  $ 2,201     0      $0       0      $0       0      $0

Portfolio Manager(s) jointly                                                   For other accounts managed by Portfolio
and primarily responsible     Total number of other accounts managed by        Manager(s) within each category below, number
for the day to day            Portfolio Manager(s) within each category below  of accounts and the total assets in the
management of the Funds'      and the total assets in the accounts managed     accounts with respect to which the advisory fee
assets                        within each category below.                      is based on the performance of the account
----------------------------- ------------------------------------------------ -----------------------------------------------
                                 Registered     Other Pooled                      Registered     Other Pooled
                                 Investment      Investment                       Investment      Investment
                                 Companies        Vehicles     Other Accounts     Companies        Vehicles     Other Accounts
                              --------------- --------------- ---------------- --------------- --------------- ---------------
                               Number   Total  Number   Total  Number   Total   Number   Total  Number   Total  Number   Total
                                 of    Assets    of    Assets    of     Assets    of    Assets    of    Assets    of    Assets
                              Accounts  ($mm) Accounts  ($mm) Accounts  ($mm)  Accounts  ($mm) Accounts  ($mm) Accounts  ($mm)
                              -------- ------ -------- ------ -------- ------- -------- ------ -------- ------ -------- ------
Helen M. Donahue                  0    $    0     0    $    0   412    $   570     0      $0       0     $  0      0    $    0

Grover C. Maxwell, III            0    $    0     0    $    0    50    $ 1,212     0      $0       0     $  0      0    $    0

First Quadrant, L.P.

Christopher G. Luck               3    $  152     5    $  230    45    $ 5,957     0      $0       1     $ 14      6    $1,572

R. Max Darnell                    0    $    0     5    $  297    34    $15,879     0      $0       5     $297     17    $7,806

Bennett Lawrence Management,
LLC*                              0    $    0     7    $  370   245    $ 1,163     0      $0       7     $370      0    $    0

Van Schreiber

W. Alexander L. Ely

Equity Investment Corporation

James F. Barksdale                0    $    0     3    $77.83   408    $350.03     0      $0       0     $  0      4    $ 5.57

Batterymarch Financial
Management, Inc.                  4    $1,091    13    $  774   167    $ 8,012     0      $0       1     $ 33      7    $  597

Anthony C.  Santosus

Lisa A. Bozoyan

Yu-Nien (Charles) Ko

Edward R. Miller

                                                                                   For other accounts managed by Portfolio
Portfolio Manager(s)                                                               Manager(s) within each category below, number
jointly and primarily    Total number of other accounts managed by Portfolio       of accounts and the total assets in the
responsible for the      Manager(s) within each category below and the total       accounts with respect to which the advisory
day to day management    assets in the accounts managed within each category       fee is based on the performance of the
of the Funds' assets     below.                                                    account
------------------------ --------------------------------------------------------- -----------------------------------------------
                              Registered        Other Pooled                          Registered     Other Pooled
                              Investment         Investment                           Investment      Investment
                              Companies           Vehicles        Other Accounts      Companies        Vehicles     Other Accounts
                         ------------------- ------------------ ------------------ --------------- --------------- ---------------
                          Number     Total    Number    Total    Number    Total    Number   Total  Number   Total  Number   Total
                            of      Assets      of      Assets     of      Assets     of    Assets    of    Assets    of    Assets
                         Accounts    ($mm)   Accounts   ($mm)   Accounts   ($mm)   Accounts  ($mm) Accounts  ($mm) Accounts  ($mm)
                         -------- ---------- -------- --------- -------- --------- -------- ------ -------- ------ -------- ------
Michael D. Soares

Systematic Financial
Management, L.P.

Ken Burgess                  1    $     21.5     2    $    82.7   1,388  $ 1,847.4     0    $    0     0     $  0      0    $    0

Goldman Sachs
Asset Management, L.P

Robert Jones                64    $   13,951     6    $   5,793     516  $  52,480     2    $  137     0     $  0     32    $6,502
Len Ioffe                   10    $    1,408     3    $   1,277     127  $  21,461     0    $    0     0     $  0      6    $1,102

Julius Baer Investment
Management, LLC

Rudolph Riad Younes         10    $15,142.04     7    $2,561.89      62  $7,884.31     0    $    0     0     $  0      1    $269.8
Richard C. Pell             10    $15,285.06     7    $2,565.14      61  $7,866.71     0    $    0     0     $  0      1    $269.8

The Boston Company Asset
Management, LLC*             3    $    1,380     1    $     577      17  $   1,830     0    $    0     0     $  0      2    $  221

Daniel B. LeVan
John W. Evers

Acadian Asset
Management, Inc.+           14    $    3,922    35    $   5,207      96  $  23,021     1    $1,448     4     $395     21    $7,833

----------
*    As of April 30, 2006.

Portfolio Manager(s)                                                             For other accounts managed by Portfolio
jointly and primarily        Total number of other accounts managed by           Manager(s) within each category below, number of
responsible for the day to   Portfolio Manager(s) within each category below     accounts and the total assets in the accounts
day management of the        and the total assets in the accounts managed        with respect to which the advisory fee is based
Funds' assets                within each category below.                         on the performance of the account
---------------------------- --------------------------------------------------- -------------------------------------------------
                                 Registered      Other Pooled                       Registered     Other Pooled
                                 Investment       Investment                        Investment      Investment
                                  Companies        Vehicles      Other Accounts      Companies       Vehicles      Other Accounts
                             ----------------- --------------- ----------------- --------------- --------------- -----------------
                              Number    Total   Number   Total  Number    Total   Number   Total  Number   Total  Number    Total
                                of     Assets     of    Assets    of     Assets     of    Assets    of    Assets    of     Assets
                             Accounts   ($mm)  Accounts  ($mm) Accounts   ($mm)  Accounts  ($mm) Accounts  ($mm) Accounts   ($mm)
                             -------- -------- -------- ------ -------- -------- -------- ------ -------- ------ -------- --------
Matthew J. Cohen

Terence C. Burnham

AEW Management and Advisors,
L.P.

Matthew A. Troxell               8    $1,331.5     3    $532.8    46    $4,733.3     0      $0       1     $74.6     8    $1,008.4

Real Estate Management
Services Group, LLC

Edward W. Turville               2    $     57     0    $    0    33    $    260     0      $0       0     $   0     0    $      0

John E. Webster, II              2    $     57     0    $    0    33    $    260     0      $0       0     $   0     0    $      0

Standish Mellon Asset
Management Company LLC+

Robert M. Bayston               19    $  1,826     0    $    0     0    $      0     0      $0       0     $   0     0    $      0

Aimee M. Fiqueiredo              0    $      0     0    $    0     0    $      0     0      $0       0     $   0     0    $      0

Nate D. Pearson                  0    $      0     0    $    0     0    $      0     0      $0       0     $   0     0    $      0

----------
(continued...)

+    As of December 31, 2005.

++   As of April 30, 2006.

MATERIAL CONFLICTS OF INTEREST. Material conflicts of interest that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. The table below discusses potential material conflict of interests identified by RSMC and the sub-advisers, as the case may be, in connection with the management of the Funds. Additional conflicts of interest may potentially exist or arise that are not discussed below.

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
Wilmington Trust Investment            Portfolio managers may experience certain conflicts of
Management, LLC*                       interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds,
-    Robert E. Reiser                  on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public
-    Samuel Fraundorf                  offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of
-    George Chen                       that opportunity due to an allocation of that investment
                                       across all eligible funds and accounts. WTIM has policies and
-    Amanda Cogar                      procedures to address potential conflicts of interest
                                       relating to the allocation of investment opportunities.
                                       WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to
                                       result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

                                       The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the
                                       Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and
                                       continuing to hold it for another account. In addition, the management of other accounts may require the portfolio
                                       manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the
                                       Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers substantial resources to assist and support.
                                       Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar
                                       portfolios, which may minimize the potential for conflicts of interest.

                                       WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an
                                       incentive to allocate favorable or limited opportunity
                                       investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage
                                       equitable and fairly.

                                       WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage
                                       costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all
                                       securities purchased or sold in such transaction. As a
                                       result, however, the price may be less favorable to a client than it would be if similar transaction were not being
                                       executed concurrently for other accounts. In addition, in
                                       many instances, the purchase or sale of securities for
                                       accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule
                                       17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                       the Funds and clients involved in such transactions.

                                       Portfolio managers may also experience certain conflicts
                                       between their own personal interests and the interests of the accounts they manage, including the Funds. One potential
                                       conflict may arise if a portfolio manager were to have a
                                       larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of
                                       Ethics addresses potential conflicts of interest that may
                                       arise in connection with a portfolio manager's investment
                                       activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers
                                       participating in investment clubs or providing investment
                                       advice to any account or portfolio in which the portfolio
                                       manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

Parametric Portfolio Associates, LLC   The portfolio manager, acting according to each Fund's
                                       investment mandate, fully replicates the index. Thus, there is little risk of the portfolio manager acting against a
-    Thomas Seto                       Fund's interests.

Armstrong Shaw Associates Inc.         Armstrong Shaw Associates does not foresee any potential
                                       material conflict of interest in connection with its
-    Jeffrey Shaw                      portfolio manager's management of the Fund's investments and the investments of other accounts managed. Notwithstanding any client restrictions, all accounts at Armstrong Shaw
                                       follow the same model portfolio.

Montag & Caldwell, Inc.                Since all of M&C portfolios, including that managed for the
                                       Trust, have the same goals and objectives and the same
-    Ronald E. Canakaris               holdings, barring any client restrictions, there is no
                                       conflict arising from M&C's handling of multiple accounts.
-    Helen M. Donahue                  The strategies are similar across the board since the firm manages only one product - large cap growth. Compensation is
-    Grover C. Maxwell, III            not based on the performance of individual client accounts but rather for the firm as a whole. The Code of Ethics
                                       governs personal trading by all employees and contains
                                       policies and procedures to ensure that client interests are paramount.

First Quadrant, L.P.                   First Quadrant's portfolio managers have no material
                                       conflicts of interest in managing the Fund.
-    Christopher G. Luck

-    R. Max Darnell

Bennett Lawrence Management, LLC       BLM does not foresee any potential material conflict of
                                       interest in connection with its portfolio managers'
-    Van Schreiber                     management of the Fund's investments and the investments of other accounts managed.
-    W. Alexander L. Ely

Equity Investment Corporation          Potential conflicts of interest may arise primarily in
                                       trading. More specifically, trade order and the allocation of
-    James F. Barksdale                completed trades are areas where conflicts of interest may occur. EIC has procedures in place to alternate trade order to ensure that all accounts are treated equitably. Likewise,
                                       EIC has procedures in place so that completed trades are
                                       allocated fairly across all accounts.

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
Batterymarch Financial                 Actual or potential conflicts may arise in managing the Small
Management, Inc.                       Cap Fund in conjunction with the portfolios of BFM's other clients. A brief description of some of the potential
-    Anthony C. Santosus               conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these
-    Lisa A. Bozoyan                   potential conflicts of interest and compliance factors pose significant risk to the Small Cap Fund.
-    Yu-Nien (Charles) Ko
                                       Although BFM believes that its compliance policies and
-    Edward R. Miller                  procedures are appropriate to prevent or eliminate many
                                       potential conflicts of interest between BFM, its related
-    Michael D. Soares                 persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist
                                       that BFM has not identified in the summary below.

                                       Allocation of Investment Opportunities

                                       If an investment team identifies a limited investment
                                       opportunity (including initial public offerings) that may be suitable for more than one client account, the Small Cap Fund may not be able to take full advantage of that opportunity.
                                       However, BFM has adopted compliance policies and procedures for such situations aimed to provide, over the long run, for fair treatment of each client account. On each trading day,
                                       BFM's accounts are selected at random as to the order in
                                       which they will undergo portfolio construction. Sales of
                                       securities are allocated across all similarly managed client accounts (i.e., managed under the same mandate and style) on a pro-rata basis. BFM's trade order management system is able to process trade allocations automatically, including
                                       pro-rata allocations.

                                       Opposite (i.e., Contradictory) Transactions in Securities

                                       BFM provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client
                                       account.

                                       In the course of providing advisory services, BFM may
                                       simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may
                                       occur for a variety of reasons. For example, in order to
                                       raise cash to handle a redemption/withdrawal from a client account, BFM may be forced to sell a security that is ranked a "buy" by its stock selection model.

                                       Certain BFM portfolio managers that manage long-only
                                       portfolios also manage portfolios that sell securities short.
                                       As such, BFM may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a
                                       similar security for one or more of its market neutral
                                       portfolios under management, and BFM's market neutral
                                       portfolios may contain securities sold short that are
                                       simultaneously held as long positions in certain of the
                                       long-only portfolios managed by BFM. The stock selection
                                       model(s), risk controls and portfolio construction rules used by BFM to manage its clients' long-only portfolios differ
                                       from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of
                                       trading in such securities may differ.

                                       BFM has created certain compliance policies and procedures designed to minimize harm from such contradictory
                                       activities/events.

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                       Personal Securities Transactions

                                       BFM allows its employees to trade in securities that it
                                       recommends to advisory clients, including the Small Cap Fund.
                                       BFM's supervised persons (to the extent not prohibited by
                                       BFM's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that BFM is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by
                                       BFM for its client accounts. Clients should understand that these activities might create a conflict of interest between
                                       BFM, its supervised persons and its clients.

                                       BFM employees may also invest in mutual funds, including the
                                       Small Cap Fund, which are managed by BFM. This may result in a potential conflict of interest since BFM employees have
                                       knowledge of such funds' investment holdings, which is
                                       non-public information.

                                       To address this, BFM has adopted a written Code of Ethics
                                       designed to prevent and detect personal trading activities that may interfere or conflict with client interests
                                       (including shareholders' interests in the Small Cap Fund).

                                       BFM is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a U.S. all capitalization market neutral equity strategy. Certain BFM employees have ownership interests in this fund. Employee
                                       ownership of this market neutral fund may create potential conflicts of interest for BFM.

                                       Performance-Based Fee Arrangements

                                       BFM manages some accounts under performance-based fee
                                       arrangements. BFM recognizes that this type of incentive
                                       compensation creates the risk for potential conflicts of
                                       interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee.
                                       To prevent conflicts of interest, BFM generally requires
                                       portfolio decisions to be made on a product specific basis.
                                       Additionally, BFM requires average pricing of all aggregated orders. Lastly, the investment performance on specific
                                       accounts is not a factor in determining the portfolio
                                       managers' compensation, as described below in our response under Compensation.

                                       Soft Dollars

                                       BFM does not use brokerage commissions (i.e., soft dollars)
                                       to pay for third party research products and services. BFM does receive proprietary research products and services
                                       directly from certain brokers, but for US equity mandates, including the Small Cap Fund, the provision of research
                                       services to BFM by a broker does not alone influence BFM to select that broker.

Systematic Financial Management,Inc.   Investment decisions are generally applied to all accounts utilizing that particular strategy, taking into consideration
- Ken Burgess                          client restrictions, instructions and individual needs. SFM, when rebalancing individual accounts, may or may not have an opportunity to utilize block trading; thus there may be
                                       disparity in price or commissions among clients. When the
                                       brokerage firm has not been designated by the clients, SFM may aggregate such securities to be purchased or sold into block trades in order to seek the best execution and lower

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                       brokerage commissions in such manner, as SFM deems equitable and fair to the clients. All accounts for whom trades are
                                       aggregated will receive the same execution price for that
                                       day. In cases when a trade is not completed in a single day,
                                       Systematic will allocate the traded shares on a pro-rata
                                       basis among all of the accounts in the trade block. The
                                       choice of the method of trade allocation will be based on
                                       various factors including how much of the total block was
                                       completed and the liquidity of the issue being traded. Under circumstances in which the broker is designated by the
                                       client, execution costs for those transactions are not
                                       charged to clients on a pro rata basis, rather each client is charged a commission based on the rates agreed to between the client and the broker. If there are orders entered on SFM's trading system for both accounts with directed brokerage
                                       (e.g., Wrap Fee accounts and Fee Based accounts) and accounts without directed brokerage, SFM will generally execute the non-directed orders first. If orders for directed accounts are executed following the execution of orders for
                                       non-directed accounts, the directed accounts may receive a less favorable price than non-directed accounts. All directed accounts are traded on a random, rotating basis.

Goldman Sachs                          GSAM's portfolio managers are often responsible for managing
Asset Management, L.P.                 other accounts, including proprietary accounts, separate
                                       accounts and other pooled investment vehicles, such as
-   Robert Jones                       unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which
-   Len Ioffe                          may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side
                                       management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of
                                       investment opportunities and the aggregation and allocation of trades.

                                       GSAM's portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner.
                                       They seek to provide best execution of all securities
                                       transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end,
                                       GSAM has developed policies and procedures designed to
                                       mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which
                                       cross-trades may be affected between a Fund and another
                                       client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Julius Baer Investment                 As Messrs. Younes and Pell share in the profits of JBIM, the
Management, LLC                        conflict is that these portfolio managers may have an
                                       incentive to allocate securities preferentially to the
-   Rudolph Riad Younes                accounts where JBIM might share in investment gains. In
                                       addition, they may have an incentive to allocate securities
-   Richard C. Pell                    preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under
                                       management.

                                       In order to address these potential conflicts, JBIM's
                                       investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts.
                                       Additionally, JBIM's internal controls are tested as part of the firm's Compliance Monitoring Program.

The Boston Company                     Introduction
Asset Management, LLC
                                       A conflict of interest is generally defined as a single
-   Daniel B. LeVan                    person or entity having two or more interests that are
                                       inconsistent. BCAM has implemented various policies and
-   John W. Evers                      procedures that are intended to address the conflicts of
                                       interest that may exist or be perceived to exist

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                       at BCAM.

                                       These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio
                                       manager to favor one account over another. Generally, the
                                       risk of such conflicts of interest could increase if a
                                       portfolio manager has a financial incentive to favor one
                                       account over another.

                                       This disclosure statement is not intended to cover all of the conflicts that exist within BCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of BCAM. Further, the Chief Compliance Officer of BCAM shall maintain a Conflicts Matrix that further defines the
                                       conflicts specific to BCAM.

                                       New Investment Opportunities

                                       Potential Conflict: A portfolio manager could favor one
                                       account over another in allocating new investment
                                       opportunities that have limited supply, such as initial
                                       public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have
                                       better investment performance than other accounts that did not receive an allocation.

                                       -   BCAM has policies that require a portfolio manager to
                                           allocate such investment opportunities in an equitable
                                           manner and generally to allocate such investments
                                           proportionately among all accounts with similar
                                           investment objectives.

                                       Compensation

                                       Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the
                                       performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio
                                       manager receives a bonus based upon the performance of
                                       certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if BCAM receives a performance-based advisory fee, the portfolio
                                       manager may favor that account, regardless of whether the
                                       performance of that account directly determines the portfolio manager's compensation.

                                       -   The investment performance on specific accounts is not a
                                           factor in determining the portfolio manager's
                                           compensation.

                                       Investment Objectives

                                       Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially
                                       conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same
                                       security short for another account, such a trading pattern could potentially disadvantage either account.

                                       -   To mitigate the conflict in this scenario BCAM has in
                                           places a restriction in the order management system and
                                           requires a written explanation from the portfolio manager
                                           before determining whether to lift the restriction.
                                           However, where a portfolio manager is responsible for
                                           accounts with differing investment objectives and
                                           policies, it is possible that the portfolio manager will
                                           conclude

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                            that it is in the best interest of one account to sell a
                                            portfolio security while another account continues to
                                            hold or increase the holding in such security.

                                       Trading

                                       Potential Conflict: A portfolio manager could favor one
                                       account over another in the order in which trades for the
                                       accounts are placed. If a portfolio manager determines to
                                       purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may
                                       receive a more favorable price than accounts that make
                                       subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed
                                       aggregate purchases or sales represent of average daily
                                       trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less
                                       favorable price.

                                       -    When a portfolio manager intends to trade the same
                                            security for more than one account, the policies of BCAM
                                            generally require that such trades be "bunched," which
                                            means that the trades for the individual accounts are
                                            aggregated and each account receives the same price.
                                            Some accounts may not be eligible for bunching for
                                            contractual reasons (such as directed brokerage
                                            arrangements). Circumstances may also arise where the
                                            trader believes that bunching the orders may not result
                                            in the best possible price. Where those accounts or
                                            circumstances are involved, BCAM will place the order in
                                            a manner intended to result in as favorable a price as
                                            possible for such client.

                                       Personal Interest

                                       Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the
                                       account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio
                                       manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

                                       -    All accounts with the same or similar investment
                                            objectives are part of a trading group. All accounts in
                                            a particular trading group are managed and traded
                                            identically taking into account client imposed
                                            restrictions or cash flows. As a result of this
                                            management and trading style an account in a trading
                                            group cannot be treated any differently than any other
                                            account in that trading group.

                                       Outside Directorship

                                       Potential Conflict: Employees may serve as directors,
                                       officers or general partners of certain outside entities
                                       after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside
                                       Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible
                                       liability for BCAM, its affiliates and its employees,
                                       employees are urged to be cautious when considering serving as directors, officers, or general partners of outside
                                       entities.

                                       -    In addition to completing the reporting requirements set
                                            forth in the Mellon corporate policies, employees should
                                            ensure that their service as an outside director,
                                            officer or general partner does not interfere with the
                                            discharge of their job responsibilities and must

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                            recognize that their primary obligation is to complete
                                            their assigned responsibilities at BCAM in a timely
                                            manner.

                                       Proxy Voting

                                       Potential Conflict: Whenever BCAM owns the securities of
                                       client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

                                       -    Material conflicts of interest are addressed through the
                                            establishment of our parent company's Proxy Committee
                                            structure. It applies detailed, pre-determined proxy
                                            voting guidelines in an objective and consistent manner
                                            across client accounts, based on internal and external
                                            research and recommendations provided by a third party
                                            vendor, and without consideration of any client
                                            relationship factors. Further, we engage a third party
                                            as an independent fiduciary to vote all proxies for
                                            Mellon securities and Fund securities.

                                       Personal Trading

                                       Potential Conflict: There is an inherent conflict where a
                                       portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of BCAM's clients.

                                       -    Subject to the personal Securities Trading Policy,
                                            employees of BCAM may buy and sell securities which are
                                            recommended to its clients; however, no employee is
                                            permitted to do so (a) where such purchase or sale would
                                            affect the market price of such securities, or (b) in
                                            anticipation of the effect of such recommendation on the
                                            market price.

                                       -    Consistent with the Securities Trading Policy relating
                                            to Investment Employees (which includes all Access
                                            Persons), approval will be denied for sales/purchases of
                                            securities for which investment transactions are pending
                                            and, at minimum, for two business days after
                                            transactions for the security were completed for client
                                            accounts. Portfolio managers are prohibited from trading
                                            in a security for seven days before and after
                                            transactions in that security are completed for client
                                            accounts managed by that Portfolio Manager.

                                       Soft Dollars

                                       Potential Conflict: Use of client commissions to pay for
                                       services that benefit BCAM and not client accounts.

                                       -    It is the policy of BCAM to enter into soft-dollar
                                            arrangements in a manner which will ensure the
                                            availability of the safe harbor provided by Section
                                            28(e) of the Securities Exchange Act of 1934 and which
                                            will ensure that the firm meets its fiduciary
                                            obligations for seeking to obtain best execution for its
                                            clients. All soft dollar services are justified in
                                            writing by the user specifically noting how the service
                                            will assist in the investment decision making process
                                            and approved in advance by the Soft Dollar Committee.
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                                      -44-


PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                       Consultant Business

                                       Potential Conflict: Many of our clients retain consulting
                                       firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment
                                       management firms. BCAM may pay to attend conferences
                                       sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be
                                       useful to it in operating its investment management business.

                                       -    BCAM does not pay referral fees to consultants.

                                       Gifts

                                       Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist
                                       them in making or executing portfolio decisions or
                                       recommendations for client accounts a potential conflict
                                       exists.

                                       The Code of Conduct sets forth broad requirements for
                                       accepting gifts and entertainment. BCAM's Gift Policy
                                       supplements the Code of Conduct and provides further
                                       clarification for BCAM employees.

                                       -    BCAM has established a Gift Policy that supplements the
                                            Mellon Code of Conduct. Gifts received with a face value
                                            under $100 may be accepted so long as they are not
                                            intended to influence. It is imperative that common
                                            sense and good judgment be used when accepting gifts in
                                            the course of business. For gifts accepted in accordance
                                            with the Gift Policy and the Mellon Code of Conduct with
                                            a face value over $100, BCAM has determined that it is
                                            in the best interest of the firm and its employees that
                                            any amount over $100 shall be donated to a 501 (c)(3)
                                            charitable organization of the employee's choice.

Acadian Asset Management, Inc.         A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including
-    Matthew J. Cohen                  the subject Fund, which may have different investment
                                       guidelines and objectives. In addition to the Fund, these
-    Terence C. Burnham                accounts may include other mutual funds managed on an
                                       advisory or sub-advisory basis, separate accounts and
                                       collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in
                                       sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The
                                       other accounts may have similar investment objectives or
                                       strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A
                                       portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the
                                       incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A
                                       portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one
                                       account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

                                       To address and manage these potential conflicts of interest,
                                       Acadian has adopted compliance policies and procedures to
                                       allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to,
                                       trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by

PORTFOLIO MANAGER(S)                   CONFLICTS OF INTEREST
--------------------                   ---------------------
                                       investment management and the Chief Compliance Officer.

AEW Management and Advisors, L.P.      AEW is not aware of any material conflicts of interest that may arise in connection with simultaneously managing this
                                       account and other accounts.
-    Matthew A. Troxell

Real Estate Management Services        The Real Estate Management Services Group does not believe
Group, LLC                             that any material conflicts exist between Mr. Turville's and
                                       Mr. Webster's portfolio management of the Portfolios and
                                       their management of Wilmington Real Asset Fund.
-    Edward W. Turville

-    John E. Webster, II

Standish Mellon Asset Management       Standish Mellon believes that no material conflicts of
Company LLC                            interest exist.

-    Robert M. Bayston

-    Aimee M. Fiqueiredo

-    Nate D. Pearson

COMPENSATION. Following is a description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2005.

PORTFOLIO MANAGER(S)                   COMPENSATION DESCRIPTION
--------------------                   ------------------------
Wilmington Trust Investment            Each portfolio manager is paid a salary based on their job
Management, LLC                        position and an annual bonus that includes four measures:
                                       Performance, Teamwork, and Support of the Business, Writing
                                       and Communications, and Skill and Professional Development.
                                       Performance accounts for 40% of a portfolio manager's bonus.
-    Robert E. Reiser                  Pre-tax performance is measured for each of the Funds, the
                                       Balentine private funds and the Wilmington Strategies for 1,
-    Samuel Fraundorf                  2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with
-    George Chen                       the employee's job responsibilities. For Mr. Chen and Ms.
                                       Cogar the maximum bonus is 25%. For Mr. Fraundorf the maximum
-    Amanda Cogar                      bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and
                                       Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington to include the equity and fixed
                                       income portfolios. All portfolio managers also participate in the Wilmington retirement plans.

Parametric Portfolio Associates, LLC   Compensation Structure. Compensation of PPA portfolio
                                       managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s (PPA's parent company)
                                       nonvoting common stock.
-   Thomas Seto

PORTFOLIO MANAGER(S)                   COMPENSATION DESCRIPTION
--------------------                   ------------------------
                                       PPA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to
                                       Parametric employees. Compensation of PPA investment
                                       professionals is reviewed primarily on an annual basis.
                                       Stock-based compensation awards and adjustments in base
                                       salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

                                       Method to Determine Compensation. PPA seeks to compensate
                                       portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The
                                       compensation of portfolio managers with other job
                                       responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PPA and Eaton Vance Corp. Cash bonuses are
                                       determined based on a target percentage of PPA profits.

                                       While the salaries of PPA portfolio managers are
                                       comparatively fixed, cash bonuses and stock-based
                                       compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Armstrong Shaw Associates Inc.         Compensation at ASA is comprised primarily of two components:
                                       salary and bonus. The salary portion of compensation is fixed
-    Jeffrey Shaw                      and based on a combination of factors including, but not
                                       necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is
                                       variable, depending on both overall firm results (i.e.
                                       profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of
                                       compensation, for eligible employees, are the company
                                       sponsored and paid retirement plan and health benefits.

Montag & Caldwell, Inc.                Compensation, which includes salary and bonus, is determined by the firm's Executive Committee based on the success of the
-    Ronald E. Canakaris               firm in achieving clients' investment objectives and
                                       providing excellent client service. Compensation is not based
-    Helen M. Donahue                  on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for
-    Grover C. Maxwell, III            individual officers are subjectively determined by the
                                       Executive Committee which strives to be very fair to all
                                       officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of
                                       M&C as a firm.

First Quadrant, L.P.                   The portfolio managers receive a base salary as determined by
                                       First Quadrant's Executive Committee based upon their
-    Christopher G. Luck               individual job responsibilities and performance. They are
                                       eligible for annual bonuses based in part upon the financial
-    R. Max Darnell                    success of the firm and their contributions to that success as evaluated by the Executive Committee. In addition, they receive an annual contribution from the firm's 401(k) and
                                       Profit Sharing Plan.

Bennett Lawrence Management, LLC       The portfolio managers of BLM are Members (Owners) of the
                                       company, and, as such, they receive a fixed base salary and their bonus is dependent upon firm profitability.
-    Van Schreiber
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                                      -47-


PORTFOLIO MANAGER(S)                   COMPENSATION DESCRIPTION
--------------------                   ------------------------
-    W. Alexander L. Ely

Equity Investment Corporation          The compensation of investments professionals consists of
                                       salary, bonus, and an employee benefits package.

-    James F. Barksdale

Batterymarch Financial Management,     Portfolio manager compensation includes a combination of base
Inc.                                   salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all BFM employees on a non-discretionary basis.

-    Anthony C. Santosus               The bonus and long term incentive compensation is
                                       discretionary compensation; the amount of such awards is
-    Lisa A. Bozoyan                   determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary
-    Yu-Nien (Charles) Ko              compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers
-    Edward R. Miller                  is based on several factors, including:

-    Michael D. Soares

                                       -    Short term and longer term
                                            investment performance of the
                                            product that the portfolio manager
                                            works on. Longer term performance is
                                            generally three to five year
                                            performance. Performance is
                                            evaluated on an aggregate product
                                            basis that the portfolio manager is
                                            responsible for and is not analyzed
                                            by any individual client portfolio,
                                            such as the Portfolio Account. The
                                            analysis of this performance is
                                            based on comparison to an
                                            appropriate published index for a
                                            particular product as well as a
                                            comparison to a group of peer
                                            managers. There is no fixed formula
                                            used in this analysis;

                                       -    Portfolio manager assistance in
                                            servicing clients; and

                                       -    Portfolio manager contribution to
                                            new business development.

                                       Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by BFM. As noted above, compensation is not
                                       impacted by the investment performance of any one client
                                       account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of BFM's client portfolios.

Systematic Financial Management,       Portfolio managers do not manage on an account-by-account
L.P.                                   basis. They manage assets as a team. Therefore, performance compensation is based on the performance of all portfolios and the investment team has responsibility related to all
                                       portfolios.
-    Ken Burgess

Goldman Sachs Asset Management,L.P.    The Quantitative Equity Team's (the "QE Team") compensation packages for its portfolio managers are comprised of a base
-    Robert Jones                      salary and performance bonus. The performance bonus is a
                                       function of each portfolio manager's individual performance;
-    Len Ioffe                         his or her contribution to the overall performance of QE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

                                       The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the QE Team's pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with
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                                      -48-

PORTFOLIO MANAGER(S)                   COMPENSATION DESCRIPTION
--------------------                   ------------------------
                                       similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of
                                       performance bonus is determined: (1) whether the QE Team
                                       performed consistently with objectives and client
                                       commitments; (2) whether the QE Team achieved top tier rankings and ratings; and (3) whether the QE Team managed all similarly mandated accounts in a consistent manner. Benchmarks for
                                       measuring performance can either be broad based or narrow
                                       based indices which will vary based on client expectations.
                                       The QE Team's decision may also be influenced by the
                                       following: the performance of GSAM and anticipated
                                       compensation levels among competitive firms.

                                       OTHER COMPENSATION. In addition to base salary and
                                       performance bonus, GSAM has a number of additional
                                       benefits/deferred compensation programs for all portfolio
                                       managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a
                                       profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity
                                       programs in which certain professionals are eligible to
                                       participate subject to certain net worth requirements.
                                       Portfolio managers may also receive grants of restricted
                                       stock units and/or stock options as part of their
                                       compensation.

                                       Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner
                                       Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an
                                       equity-based award) that is linked to Goldman Sachs' overall financial performance.

Julius Baer Investment Management,     Compensation consists of Salary (Fixed Compensation), Profit
LLC                                    sharing (Fixed Compensation), Bonus (Performance), Deferred
                                       Compensation (Fixed Compensation), Employee Stock Purchase
-    Rudolph Raid Younes               Plan (Tenure), Pension/401K Plan (Tenure), Retirement Plan
                                       (Tenure).
-    Richard C. Pell

The Boston Company                     The portfolio managers' cash compensation is comprised
Asset Management, LLC                  primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the BCAM
-    Daniel B. LeVan                   Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall BCAM
-    John W. Evers                     profitability. Therefore, all bonus awards are based
                                       initially on BCAM's financial performance. The portfolio
                                       managers are eligible to receive annual cash bonus awards
                                       from the Annual Incentive Plan. Annual incentive
                                       opportunities are pre-established for each individual,
                                       expressed as a percentage of base salary ("target awards").
                                       Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target
                                       opportunity awarded is based upon the one-year and three-year
                                       (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the
                                       appropriate Lipper and Callan peer groups. Other factors
                                       considered in determining the award are individual
                                       qualitative performance and the asset size and revenue growth of the products managed.
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

PORTFOLIO MANAGER(S)                   COMPENSATION DESCRIPTION
--------------------                   ------------------------
                                       For research analysts and other investment professionals,
                                       awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to
                                       BCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector
                                       contribution and other qualitative factors.

                                       All portfolio managers and analysts are also eligible to
                                       participate in the BCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a
                                       three-year cliff vesting period. The value of the award
                                       increases during the vesting period based upon the growth in
                                       BCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

Acadian Asset Management, Inc.         The Investment Professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a
-    Matthew J. Cohen                  benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's
-    Terence C. Burnham                experience and responsibilities. Acadian management uses
                                       compensation survey results of investment industry
                                       compensation conducted by an independent third party in
                                       evaluating competitive market compensation for its investment management professionals.

                                       Overall firm profitability, including the profitability of
                                       Acadian's parent company, Old Mutual Asset Managers LLC,
                                       determines the total amount of incentive compensation pool that is available for investment professionals, and
                                       individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded
                                       based on the extent to which client objectives are met in
                                       terms of Acadian's performance and other goals as well as
                                       client's service expectations, teamwork, contribution of
                                       investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.
                                       Acadian's Portfolio Managers are not compensated on the
                                       performance of specific portfolios but on firm performance as a whole.

                                       Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock
                                       appreciation rights. The value of the shares in the pool is based upon 20% share in Acadian's growth in profitability
                                       over a period of time. Eligibility is based on an
                                       individual's level of contribution to the firm's objectives and his or her tenure with the firm.

AEW Management and Advisors L.P.       Portfolio Manager compensation is composed of two parts: base salary and incentive compensation. The firm's base salary
-    Matthew A. Troxell                structure is designed to reflect market rates for the various disciplines within the company, such as investment
                                       management, asset management and accounting. To determine
                                       appropriate "market ranges" for the various functional areas
                                       (based on specific job characteristics and years of
                                       experience), AEW uses the services of an independent
                                       consulting firm, which performs research into the
                                       compensation practices of firms similar to AEW within the
                                       industry. Base salaries are supplemented by year-end
                                       incentive compensation awards, which account for a
                                       significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of
                                       corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the
                                       availability of funds for incentive compensation.

                                       Additionally, AEW's senior professionals, including portfolio manager Matthew A. Troxell, share in a portion of incentive fees earned on specific accounts within AEW's Real Estate
                                       Securities business unit. As a Principal of the firm, Mr.
                                       Troxell is also eligible to participate AEW's Equity Sharing
                                       Program, which gives Principals of the firm economic
                                       interests in a portion of the firm's profits, and a long-term contribution plan.

PORTFOLIO MANAGER(S)                   COMPENSATION DESCRIPTION
--------------------                   ------------------------
Real Estate Management                 Mr. Turville and Mr. Webster are owners of REMS. For their
Services Group,  LLC                   services, Mr. Turville and Mr. Webster each receive a fixed annual salary plus a bonus which has been fixed for a number
-    Edward W. Turville                of years. In addition, as owners of REMS, Mr. Turville and
                                       Mr. Webster are entitled to receive distributions from
-    John E. Webster, II               REMS' net profits. Mr. Turville and Mr. Webster do not
                                       receive compensation that is based upon the Real Asset
                                       Fund's, or any private account's pre- or after-tax
                                       performance or the value of assets held by such entities. Mr.
                                       Turville and Mr. Webster do not receive any special or
                                       additional compensation from REMS for their services as
                                       Portfolio Manager.

Standish Mellon Asset                  Standish Mellon offers attractive compensation opportunities
Management Company LLC                 to all employees, including portfolio managers, analysts,
                                       traders, marketers and client service personnel. Our goal is
-    Robert M. Bayston                 to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and
-    Aimee M. Fiqueiredo               sustained growth of the firm. We provide a disciplined and structured process of reward and evaluation to attract and
-    Nate D. Pearson                   retain high-performing employees who are critical to Standish
                                       Mellon's on-going success. Our competitive compensation
                                       package, which is not formula driven, includes base pay and bonus. The criteria on which we base employee salaries and bonus awards have not changed over the last five years.

                                       Our compensation is comprised of base salary, annual
                                       incentive and long-term incentive for a select group of key professionals. We do not target percentages of compensation for base salary vs. performance bonus.

                                       Using a combination of quantitative and qualitative factors, including asset growth and performance, we base incentives on each employee's completion of his/her individual goals and his/her contributions to the team and the company. We conduct these reviews on a case-by-case basis and do not assess
                                       weights in determining total compensation.

                                       As a wholly owned subsidiary of Mellon Financial Corporation
                                       (NYSE: MEL), Standish Mellon is publicly owned and does not offer direct equity ownership, nor does it offer phantom
                                       stock. Only those employees who own Mellon stock have equity ownership in the firm. In addition to matching employee 401k contributions with Mellon stock, Mellon offers the following opportunity for employees to acquire shares of Mellon stock:

                                       -    Employee Stock Purchase Plan (ESPP) offers Mellon
                                            employees the opportunity to purchase Mellon Stock at a
                                            discounted price. All active employees are eligible to
                                            participate in the ESPP.

                                       Funding for the Standish Mellon Annual Incentive Plan and
                                       Long Term Incentive Plan is comprised of a pre-determined
                                       fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's
                                       performance. Using a combination of quantitative and
                                       qualitative factors, including asset growth and performance, we base incentives on each employee's completion of
                                       individual goals and contributions to the team and the
                                       company. We conduct these reviews on a case-by-case basis and do not assess weights in determining total compensation.

OWNERSHIP OF SECURITIES. The following table sets for the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of June 30, 2005.

PORTFOLIO MANAGER(S)                   DOLLAR VALUE OF FUND SHARES BENEFICIALLY OWNED
--------------------                   ----------------------------------------------
Wilmington Trust Investment            Mr. Reiser beneficially owned shares of each of the Large Cap
Management                             Fund, Mid Cap Fund, Small Cap Fund and International Fund in
                                       the range of $10,001-$50,000. Mr. Chen beneficially owned
-    Robert E. Reiser                  shares of each of the Mid Cap Fund, Small Cap Fund,
                                       International Fund and Real Asset Fund in the range of
-    Samuel Fraundorf                  $1-$10,000, $1-$10,000, $10,001-$50,000, and $1-$10,000,
                                       respectively. Ms. Cogar beneficially owned shares of each
-    George Chen                       Fund in the range of $1-$10,000. Mr. Fraundorf did not
                                       beneficially own any shares of the Funds as of June 30, 2005.
-    Amanda Cogar

Parametric Portfolio Associates, LLC   Mr. Seto did not beneficially own any shares of the Funds as of June 30, 2005.
-    Thomas Seto

Armstrong Shaw Associates Inc.         Mr. Shaw did not beneficially own any shares of the Funds as of June 30, 2005.
-    Jeffrey Shaw

Montag & Caldwell, Inc.                No Portfolio Manager beneficially owned any shares of the
                                       Funds as of June 30, 2005.
-    Ronald E. Canakaris

-    Helen M. Donahue

-    Grover C. Maxwell, III

First Quadrant, L.P.                   Neither Mr. Luck nor Mr. Darnell beneficially owned any
                                       shares of the Funds as of June 30, 2005.
-    Christopher G. Luck

-    R. Max Darnell

Bennett Lawrence Management, LLC       Neither Mr. Van Schreiber nor Mr. Ely beneficially owned any shares of the Funds as of June 30, 2005.
-    Van Schreiber

-    W. Alexander L. Ely

Equity Investment Corporation.         Mr. Barksdale did not beneficially own any shares of the
                                       Funds as of June 30, 2005.
-    James F. Barksdale

PORTFOLIO MANAGER(S)                   DOLLAR VALUE OF FUND SHARES BENEFICIALLY OWNED
--------------------                   ----------------------------------------------
Batterymarch Financial Management,     No Portfolio Manager beneficially owned any shares of the
Inc.                                   Funds as of June 30, 2005.

-    Anthony C. Santosus

-    Lisa A. Bozoyan

-    Yu-Nien (Charles) Ko

-    Edward R. Miller

-    Michael D. Soares

Systematic Financial Management,       Mr. Burgess did not beneficially own any shares of the Funds
L.P.                                   as of June 30, 2005.

-    Ken Burgess

Goldman Sachs Asset Management, L.P.   No Portfolio Manger beneficially owned any shares of the
                                       Funds as of June 30, 2005. Due to GSAM internal policies,
-    Robert Jones                      GSAM portfolio managers are generally prohibited from
                                       purchasing shares of Sub-Advised Funds for which they have
-    Len Ioffe                         primary responsibility.

Julius Baer Investment Management,     Neither Mr. Younes nor Mr. Pell beneficially owned any shares
LLC                                    of the Funds as of June 30, 2005.

-    Rudolph Riad Younes

-    Richard C. Pell

The Boston Company Asset Management,   Neither Mr. LeVan nor Mr. Evers beneficially owned any shares
LLC                                    of the Funds as of June 30, 2005.

-    Daniel B. LeVan

-    John W. Evers

Acadian Asset Management, Inc.         Neither Mr. Cohen nor Mr. Burnham beneficially owned any
                                       shares of the Funds as of June 30, 2005.
-    Matthew J. Cohen

-    Terence C. Burnham

AEW Management and Advisors, L.P.      Mr. Troxell did not beneficially own any shares of the Funds as of June 30, 2005.

PORTFOLIO MANAGER(S)                   DOLLAR VALUE OF FUND SHARES BENEFICIALLY OWNED
--------------------                   ----------------------------------------------
-    Matthew A. Troxell

Real Estate Management Services        Mr. Turville and Mr. Webster each beneficially owned shares
Group, LLC.                            of the Real Asset Fund in the range of $50,001-$100,000 as of
                                       June 30, 2005.
-    Edward W. Turville

-    John E. Webster, II

Standish Mellon Asset Management       Mr. Bayston, Ms. Fiqueiredo and Mr. Peason did not own shares
Company LLC                            of the Funds as of June 30, 2005.

-    Robert M. Bayston

-    Aimee M. Fiqueiredo

-    Nate D. Pearson

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and to sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Prior to the collapse of the master/feeder structure on July 1, 2005, brokerage commissions were paid by the master series of WT Investment Trust I. Brokerage commissions after July 1, 2005 were paid by the Funds of the Trust. Brokerage commissions paid by the Funds for the last three fiscal years ended June 30 are as follows:

                     12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                         6/30/05           6/30/04           6/30/03
                     ---------------   ---------------   ---------------
Large-Cap Fund           $102,410          $140,911               N/A
Mid-Cap Fund             $ 70,664          $ 96,392               N/A
Small-Cap Fund           $167,942          $261,688               N/A
International Fund       $436,128          $605,016          $285,948
Real Asset Fund          $ 90,499               N/A               N/A

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For the last three fiscal years, or since inception as the case may be, the Funds paid brokerage commissions to Wilmington Trust Investment Management, LLC (formerly, Balentine & Company, LLC), an affiliate of RSMC, as follows:

                    AGGREGATE DOLLAR
                  AMOUNT OF BROKERAGE
                    COMMISSIONS PAID
                    12 MONTHS ENDED
                  -------------------
                   6/30/05    6/30/04
                  --------   --------
Large-Cap Fund    $ 78,188   $ 98,275
Mid-Cap Fund      $ 63,333   $ 76,258
Small-Cap Fund    $158,041   $228,281
Real Asset Fund   $ 62,529   $ 96,051

The table below shows, for the fiscal year ended June 30, 2005, the percentage of aggregate brokerage commissions paid Wilmington Trust Investment Management, LLC and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Wilmington Trust Investment Management, LLC.

                  PERCENTAGE OF THE   PERCENTAGE OF THE
                   FUND'S AGGREGATE    FUND'S AGGREGATE
                      BROKERAGE        DOLLAR AMOUNT OF
                   COMMISSIONS PAID      TRANSACTIONS
                  -----------------   -----------------
Large-Cap Fund           76%                 75%
Mid-Cap Fund             90%                 76%
Small-Cap Fund           94%                 78%
Real Asset Fund          69%                 88%

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-advisers may place trades with certain brokers with which it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. In selecting a particular broker or dealer to effect transactions for the Funds, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to those of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares, Investor Shares and (for the Cap Funds only) Service Shares classes. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) Investor Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid, and (ii) the Service Shares bear a shareholder service fee of 0.25% of the average net assets of the Service Shares.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, take separate votes on matters affecting only that Fund or class thereof.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Trust will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) it is ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are only open on days when the Exchange and the transfer agent are open for business.

In valuing the Funds' assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the International Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders quarterly.

A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify to be classified as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify or continue to qualify for treatment as a RIC under the Code, Each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, interest, net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations (the "Distribution Requirement") as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock securities or those currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund's total assets and that does not represent more than 10% of such issuer's outstanding voting securities; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that each Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses, or (iii) one ore more "qualified publicly traded partnerships."

To the extent each Fund qualifies for treatment as a RIC, each Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. Each Fund has elected to be treated as a RIC under the Code and intends to qualify as such for each future year.

If a Fund fails to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

A Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. A Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund and is not eligible for the dividend received deduction for corporate shareholders. Under present law, an individual's long-term capital gains are taxed at a stated rate of 15%. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the investment company income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if they are paid by a Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls, regardless of whether it is paid in January of the following year.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another fund) or redemption of a shareholder's shares, the shareholder will realize taxable gain or loss depending upon such shareholder's basis in the shares. The gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed to the extent the shares are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are bought or sold. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares. Capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 against any income.

It is anticipated that all or a portion of the dividends from the net investment income of a Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gains dividends), to the extent of a Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and

REITS. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax ("AMT"). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from qualified foreign corporations in limited instances.

Each Fund will inform shareholders within 60 days after their fiscal year end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat such proportionate share of those taxes and of any dividend paid by a Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes all of which is included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, a Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by a Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income. Any mark to market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders and may cause a Fund to satisfy the Distribution Requirement even though no cash was received for the income event.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or
(4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by a Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form1099-B as required by present tax law during January of each year. If a Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then a Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Portfolio. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Portfolio generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

The foregoing tax discussion is a general summary included for general informational purposes only and is not to be relied upon as tax advice. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of each of the Large-Cap Fund, Mid-Cap Fund, Small-Cap Fund, International Fund, and Real Asset Fund for the fiscal year ended June 30, 2005, are set forth in the Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon. The Annual Report is incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the investment adviser or the sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures, and in the case of the International Fund and Real Asset Fund, its forward currency contract strategies. Accordingly, a Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Fund and Real Asset Fund, a Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Fund and Real Asset Fund may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. An Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

The International Fund and Real Asset Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of a Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect a Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. A Fund may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Fund's and Real Asset Fund's sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Fund and Real Asset Fund may enter into forward currency contracts either with respect to specific transactions or with respect to a Fund's positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that a sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Fund and Real Asset Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Fund and Real Asset Fund will not enter into an options, futures or forward currency contract transaction that exposes a Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS. Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Fund's and Real Asset Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the International Fund's and Real Asset Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's or a sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Fund and Real Asset Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Funds may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Funds also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the investment adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the investment adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies.

However, the investment adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, a Fund may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

SWAP AGREEMENTS. The International Fund and Real Asset Fund may enter into swap transactions relating to interest rates, indices, currencies, and equity interests. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's or a sub-adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P(R) and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch to the securities in which the Funds may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

                                MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                 S&P(R) RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                 FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                   APPENDIX C

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                           SPECIFIC TO WT MUTUAL FUND
                      RODNEY SQUARE MANAGEMENT CORPORATION

I.   INTRODUCTION

     Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.

     These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Fund"), RSMC's only advisory client.

     The Fund has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.  PROXY VOTING DELEGATION

     A.   From the Fund to RSMC and Affiliate Investment Advisers:

          1. The Fund has numerous investment Portfolios, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment Portfolios are managed by Sub-Advisers.

          2. The voting of proxies for securities held by the Fund has been delegated by the Fund's Board of Trustees to RSMC and its affiliated Investment Advisers.

     B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

     C.   From RSMC to Sub-Advisers for the Multi-Manager International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Portfolio if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III. PROXY VOTING POLICIES AND PROCEDURES

     A.   General Policy Statement:

          1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised Portfolios is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Portfolios are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

          5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

     B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Committee"). The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

     C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of the Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund's management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC's or another party's conflict.

     D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Fund, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES AS OF FEBRUARY 20, 2004

     A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision., but we vote against management in the absence of such fair price provision.);

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

     B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the board of directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

          12.  With respect to mutual funds,

               a. against proposals to change a mutual fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

     A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;

          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

     B.   RSMC's Record-keeping Responsibilities under the Investment Company
          Act:

          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Portfolio during the 12-month period ended June 30th of each year in the following format:

                  NAME OF THE ISSUER OF THE PORTFOLIO SECURITY
                EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)
                     CUSIP NUMBER FOR THE PORTFOLIO SECURITY
                           (IF REASONABLY AVAILABLE)
                            SHAREHOLDER MEETING DATE
                     BRIEF SUMMARY OF EACH MATTER VOTED UPON
                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER
               WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
                      WHETHER RSMC VOTED THE FUND'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

     A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

    Adopted as of July 1, 2005 and ratified and confirmed on September 1, 2005

                                   APPENDIX D

                       GLOBAL PROXY VOTING MANUAL POLICIES

Financial Results/Director and Auditor Reports

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DISCUSSION

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles. When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

Appointment of Internal Statutory Auditors

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

DISCUSSION

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualification.

Allocation of Income

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

DISCUSSION

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment. Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature. Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

Amendments to Articles of Association

                       ISS GENERAL RECOMMENDATION & POLICY

Vote amendments to the articles of association on a CASE-BY-CASE basis.

DISCUSSION

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes. Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles. From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes. When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision. The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

DISCUSSION

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

                       ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

DISCUSSION

ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company.

Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses. In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

DISCUSSION

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum. Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

                       ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST other business when it appears as a voting item.

DISCUSSION

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DISCUSSION

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management. Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns. While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors. When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees. ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business. Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCUSSION

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market. Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines. As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options. Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits. Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DISCUSSION

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item. This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action. If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge. If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor Indemnification and Liability Provisions

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

DISCUSSION

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise. When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines. Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

DISCUSSION

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT

ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis. All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights. Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date. In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

                       ISS GENERAL RECOMMENDATION & Policy

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance. Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights. ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution. In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital. Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange
(NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable. An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified. Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit. For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place. ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

Reduction of Capital

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

DISCUSSION

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL

One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

DISCUSSION

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital. These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations. ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures. When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management. If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


DISCUSSION

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions. In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

VOTING PREFERRED STOCK

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

                       ISS GENERAL RECOMMENDATION & POLICY

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

DISCUSSION

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market. When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance. In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests. In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected. Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

                       ISS GENERAL RECOMMENDATION & POLICY

I Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


DISCUSSION

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

Share Repurchase Plans

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

DISCUSSION

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests. ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval. Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends. When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

                       ISS GENERAL RECOMMENDATION & POLICY

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders. In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes. In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations. In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

                       ISS GENERA] RECOMMENDATION & POLICY

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.


DISCUSSION

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal. In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important. In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process. Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports. If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

                         Mandatory Takeover Bid Waivers

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

DISCUSSION

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder. ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

Reincorporation Proposals

                       ISS GENERAL RECOMMENDATION & POLICY

Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes. When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation. ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines. Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

                       ISS GENERAL RECOMMENDATION & POLICY

Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses. In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

                       ISS GENERAL RECOMMENDATION & POLICY

Vote compensation plans on a CASE-BY-CASE basis.

DISCUSSION

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value. Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term. ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

STOCK OPTION PLANS

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold). When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure. Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage. For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

EXERCISE PRICE

ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS

Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious. In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs. In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set

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out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

PLAN ADMINISTRATION

ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION

ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE

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Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used. If a plan includes a specified limit on the

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total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements. Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance. Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth. ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

ELIGIBILITY

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for

ESPPs and option plans, therefore we cannot make such distinctions. For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans. For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

OFFERING PERIOD AND OFFERING PRICE

The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan. ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

DISCOUNTS

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match. In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan. ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS

                       ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decisionmaking authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies

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hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies. Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations. Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders. ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests. Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

     -    redeem or trigger the pill;

     - amend the pill if shareholder approval is obtained prior to the separation date;

     -    amend the exercise price of the rights;

     -    alter the separation date;

     - decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and

     - waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another. This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

Shareholder Proposals

                       ISS GENERAL RECOMMENDATION & POLICY

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal. Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

IMPORTANT LEGAL INFORMATION

As far as Julius Baer investment funds domiciled in Luxembourg (SICAV) are described here, these are admitted for public distribution and represented for fiscal purposes in Switzerland, Germany and Austria. Representative in Switzerland is Julius Baer Investment Funds Services Ltd., Freigutstrasse 12, Postfach, CH-8010 Zurich. Paying Agent in Switzerland is Bank Julius Bar & Co. AG, Bahnhofstrasse 36, Postfach, CH-8010 Zurich. Paying Agent in Germany is Bank Julius Bar (Deutschland) AG, Friedrich-Ebert-Anlage 49, D-60061 Frankfurt/Main. Paying Agent in Austria is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as Julius Baer investment funds domiciled in Switzerland (of the categories 'Securities Funds' or 'Other Funds') are described here, these are admitted for public distribution exclusively in Switzerland. Fund Management is Julius Baer Investment Funds Services Ltd., Zurich. Custodian Bank is Bank Julius Bar & Co. AG, Zurich.

As far as Julius Baer investment funds domiciled in Austria are described here, these are admitted for public distribution exclusively in Austria. Fund Management is ERSTE-SPARINVEST Kapitalanlagegesellschaft m.b.H., Habsburgergasse 1a, A1010 Vienna. Custodian Bank is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as the Julius Baer Investment Funds domiciled in the United States are described here,such funds are admitted for public distribution exclusively in the United States . Fund Management is performed by Julius Baer Investment Management Inc. The Fund's Custodian Bank is Investors Bank & Trust Co.and the Distributor is Unified Financial Securities, Inc.

The details given on these pages do not constitute an offer. They are given for information purposes only. No liability is assumed for the correctness and accuracy of the details given. Investments should only be made after a thorough reading of the current Prospectus and/or the Fund Regulations, the latest annual and semi-annual reports and after advice has been obtained from an independent finance and tax specialist. The documents mentioned can be obtained free of charge from your bank or from the addresses indicated above. For further information please call +41 (0) 848 84 11 84.

The value of the units and the return they generate can go down as well as up. They are affected by market volatility and by fluctuations in exchange rates. Past performance is no indication of future results. The breakdown into sectors, countries and currencies as well as possibly indicated benchmarks are liable to change at any time in line with the investment policy determined in the Prospectus.

Copyright (C) 1999 - 2004 Julius Baer - all rights reserved

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in

The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees .

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees .

     - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     -    Majority of independent directors on board

     -    All-independent key committees

     -    Committee chairpersons nominated by the independent directors

     -    CEO performance reviewed annually by a committee of outside directors

     -    Established governance guidelines

     -    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record .

     -     Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     - Conflicts of interest. Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spinoff

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     - Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     - Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and

     - Potential voting power dilution (VPD) is ten percent or less. Vote AGAINST employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     -    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     -    Whether the proposal mandates that all awards be performance-based

     - Whether the proposal extends beyond executive awards to those of lower-ranking employees

     - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     - The parachute should be less attractive than an ongoing employment opportunity with the firm

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     -    The costs and feasibility of labeling and/or phasing out

     - The nature of the company's business and the proportion of it affected by the proposal

     - The proportion of company sales in markets requiring labeling or GMO-free products

     -    The extent that peer companies label or have eliminated GMOs

     - Competitive benefits, such as expected increases in consumer demand for the company's products

     - The risks of misleading consumers without federally mandated, standardized labeling

     -    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     -    The extent that peer companies have eliminated GMOs

     - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its subprime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spinoff


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

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     -    Whether there are publicly available environmental impact reports;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     -    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     -    The company's level of disclosure lags that of its competitors, or

     - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     -    The nature of the company's business and the percentage affected

     - The extent that peer companies are switching from fossil fuels to cleaner sources

     -    The timetable and specific action prescribed by the proposal

     -    The costs of implementation

     -    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     - Whether the company's EEO policy is already in compliance with federal, state and local laws

     - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     -    The industry norm for including sexual orientation in EEO statements

     - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     -    Board structure

     -    Director independence and qualifications

     -    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Are interested directors and sit on the audit or nominating committee, or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Measures taken by the board to address the discount

     -    Past shareholder activism, board activity

     -    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance compared to peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     - Current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     -    The fund's target investments

     -    The reasons given by the fund for the change

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Strategies employed to salvage the company

     -    The fund's past performance

     -    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the advisor's management.

IMPORTANT LEGAL INFORMATION

As far as Julius Baer investment funds domiciled in Luxembourg (SICAV) are described here, these are admitted for public distribution and represented for fiscal purposes in Switzerland, Germany and Austria. Representative in Switzerland is Julius Baer Investment Funds Services Ltd., Freigutstrasse 12, Postfach, CH-8010 Zurich. Paying Agent in Switzerland is Bank Julius Bar & Co. AG, Bahnhofstrasse 36, Postfach, CH-8010 Zurich. Paying Agent in Germany is Bank Julius Bar (Deutschland) AG, Friedrich-Ebert-Anlage 49, D-60061 Frankfurt/Main. Paying Agent in Austria is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as Julius Baer investment funds domiciled in Switzerland (of the categories 'Securities Funds' or 'Other Funds') are described here, these are admitted for public distribution exclusively in Switzerland. Fund Management is Julius Baer Investment Funds Services Ltd., Zurich. Custodian Bank is Bank Julius Bar & Co. AG, Zurich.

As far as Julius Baer investment funds domiciled in Austria are described here, these are admitted for public distribution exclusively in Austria. Fund Management is ERSTE-SPARINVEST Kapitalanlagegesellschaft m.b.H., Habsburgergasse 1a, A1010 Vienna. Custodian Bank is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as the Julius Baer Investment Funds domiciled in the United States are described here,such funds are admitted for public distribution exclusively in the United States . Fund Management is performed by Julius Baer Investment Management Inc. The Fund's Custodian Bank is Investors Bank & Trust Co.and the Distributor is Unified Financial Securities, Inc.

The details given on these pages do not constitute an offer. They are given for information purposes only. No liability is assumed for the correctness and accuracy of the details given. Investments should only be made after a thorough reading of the current Prospectus and/or the Fund Regulations, the latest annual and semi-annual reports and after advice has been obtained from an independent finance and tax specialist. The documents mentioned can be obtained free of charge from your bank or from the addresses indicated above. For further information please call +41 (0) 848 84 11 84.

The value of the units and the return they generate can go down as well as up. They are affected by market volatility and by fluctuations in exchange rates. Past performance is no indication of future results. The breakdown into sectors, countries and currencies as well as possibly indicated benchmarks are liable to change at any time in line with the investment policy determined in the Prospectus.

Copyright (C) 1999 - 2004 Julius Baer - all rights reserved

                                   APPENDIX E

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM") has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

(GOLDMAN SACHS ASSET MANAGEMENT LOGO)

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity

Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

APPENDIX A

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent,

-    Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-    Historic trading patterns

-    Rationale for the repricing

-    Value-for-value exchange

-    Option vesting

-    Term of the option

-    Exercise price

-    Participation

B. EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value;

-    Offering period is 27 months or less; and

-    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX F

                         ACADIAN ASSET MANAGEMENT, INC.
                              PROXY VOTING POLICY
                               (AS OF MARCH 2006)


When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (ISS) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Acadian not to vote proxies or direct Acadian to vote proxies in a certain manner. Acadian will maintain written instructions from clients with respect to directing proxy votes.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that changing the vote is in the best interest of clients. All overrides will be approved by an Executive Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and
(iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

      -     Election of Directors (uncontested)

      -     Approval of Independent Auditors

      -     Executive Compensation Plans

      - Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examine solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

      -     Reorganizations/Restructurings

      -     Amendments to the Articles of Association

      - Non-Executive Director Compensation Proposals (cash and share based components)

      -     Increasing Borrowing Powers

      -     Debt Issuance Requests

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS's Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a quarterly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

                                   APPENDIX G

(THE BOSTON COMPANY LOGO)               THE BOSTON COMPANY ASSET MANAGEMENT, LLC
                                                             PROXY VOTING POLICY

                          MELLON FINANCIAL CORPORATION

                               PROXY VOTING POLICY
                              (Approved 08/20/04)*

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

      With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and

(THE BOSTON COMPANY LOGO)               THE BOSTON COMPANY ASSET MANAGEMENT, LLC
                                                             PROXY VOTING POLICY


      updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.


                                      G-2